SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Senetek PLC

(Name of Registrant as Specified In Its Charter)

Registrant

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

NOTICE OF ANNUAL GENERAL MEETING

SENETEK PLC

(the “Company”)

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of the Company will be held on                 at the Napa Valley Marriott Hotel, 3425 Solano Avenue, Napa, California at                 Pacific Standard Time, for the purpose of considering and, if thought fit, passing the following resolutions:

ORDINARY BUSINESS

1.	To re-elect George Fellows as a Director;

2.	To re-elect Kevin J. McCarthy as a Director;

3.	To re-elect Anthony Williams as a Director;

4.	To receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last directors’ report and auditors’ report on those accounts, and to approve the last directors’ remuneration report; and

5.	To appoint BDO Seidman, LLP and BDO Stoy Hayward as the Company’s independent auditors at a remuneration determined by the directors.

SPECIAL BUSINESS

6.	Ordinary Resolution

To amend Clause 3 of the Company’s No. 1 Executive Share Option Scheme for Employees (the “No. 1 Plan”) to clarify that the limit of 6,000,000 Ordinary shares in respect of which options may be granted under the No. 1 Plan is determined by adding the number of Ordinary shares issuable upon exercise of options outstanding at the relevant time under the No. 1 Plan to the number of shares previously issued upon exercise of options granted under the No. 1 Plan, but excluding shares formerly issuable under options that have expired or been cancelled;

7.	Ordinary Resolution

To amend Clause 3 of the Company’s No. 2 Executive Share Option Scheme for non Executive Directors and Consultants (the “No. 2 Plan”) to clarify that the limit of 4,000,000 Ordinary shares in respect of which options may be granted under the No. 2 Plan is determined by adding the number of Ordinary shares issuable upon exercise of options outstanding at the relevant time under the No. 2 Plan to the number of shares previously issued upon exercise of options granted under No. 2 Plan, but excluding shares formerly issuable under options that have expired or been cancelled;

8.	Ordinary Resolution

To confirm that all grants of options previously made under the No. 1 Plan and the No. 2 Plan (collectively, the “Plans”) shall be deemed to have been made in accordance with the rules of such Plans as amended in accordance with the respective resolutions 6 and 7 above;

9.	Special Resolution

To amend the Articles of Association of the Company by deleting the first sentence of Article 83 and substituting it with the following: “Each Director shall be paid out of the funds of the Company by way of fees for his or her services a sum not exceeding £10,000 per annum.”;

and to transact such other business as may properly come before the Annual General Meeting and any adjournments and postponements thereof.

By Order of the Board of Directors

STEWART SLADE

Stewart Slade

Secretary

The Company’s principal executive offices are located at 620 Airpark Road, Napa, California 94558 and the telephone number at that address is (707) 226-3900. The registered office of Senetek PLC is at 3 Howard Road, Eaton Socon, St. Neots, Cambridgeshire, PE19 3ET, England.

A holder of Ordinary shares of the Company entitled to attend and vote at the meeting may appoint a proxy to attend and, on a poll, to vote in his or her stead. A proxy need not be a holder of Ordinary shares.

October    , 2003

SENETEK PLC

3 Howard Road, Eaton Socon

St. Neots, Cambridgeshire, PE19 3ET

United Kingdom

Tel: 44-1480-474-764 Fax: 44-1480-474-765

Proxy Statement

Annual General Meeting of Shareholders

This Proxy Statement is furnished to the shareholders of Senetek PLC, a public limited company registered in England (“Senetek” or the “Company”), in connection with the solicitation by the board of directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the Annual General Meeting of Shareholders and at any and all adjournments or postponements of such meeting, to be held on at the Napa Valley Marriott Hotel, 3425 Solano Avenue, Napa, California on                      at          Pacific Standard Time for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Meeting (the “Annual Meeting”). The Company anticipates mailing this Proxy Statement to its shareholders on or about October     , 2003.

Recent Developments

The Annual Meeting was originally scheduled to be held on August 8, 2003. Shortly before that meeting date, Dr. Uwe Thieme, a member of your Board of Directors, submitted to the Company Secretary a proposal to nominate Peter Stockfisch, an employee of Dr. Thieme’s brother, Heiko Thieme, to the Board of Directors. The nomination of Mr. Stockfisch was not supported by your Board. In addition, it came to our attention that Heiko Thieme appeared to have been engaged for some weeks in soliciting proxies for the vote of shares at the Annual Meeting against the Board’s nominees (other than his brother) for election as directors and in favor of Mr. Stockfisch, in a manner that we believe violated U.S. federal securities law. Consequently, on August 6, 2003, we filed a lawsuit in the U.S. Federal District Court in San Francisco against Heiko Thieme and Uwe Thieme alleging, among other things, solicitation of proxies in violation of the proxy rules of the Securities and Exchange Commission. In the complaint we requested, among other things, that the Court enter a temporary restraining order and an injunction invalidating any proxies or voting instructions obtained through the defendants’ solicitations in violation of law, prohibiting the defendants from making any further solicitations in violation of law, requiring the defendants to file a proxy statement in compliance with law and postponing the Annual Meeting until after the filing of a proper proxy statement by the defendants.

Following the filing of the lawsuit, Messrs. Williams, Pass, Fellows and McCarthy (collectively, the “Outside Directors”), Directors who were neither employees of the Company nor directly named in the lawsuit, met for the purpose of conducting settlement discussions with Uwe and Heiko Thieme.

After a hearing and in response to our lawsuit, on August 7, 2003 the Court ordered the postponement of the Annual Meeting, prohibited Heiko Thieme and Uwe Thieme from soliciting proxies with respect to the Annual Meeting until the later of August 22, 2003 or the date on which they have filed a definitive proxy statement with the Securities and Exchange Commission as required by law, and precluded Senetek from soliciting additional proxies with respect to the Annual Meeting until the earlier of August 22, 2003 or the date on which Heiko Thieme and Uwe Thieme have filed a definitive proxy statement with the Securities and Exchange Commission as required by law.

Between August 7, 2003 and September 29, 2003, the Outside Directors entered into settlement discussions with the Thieme brothers in an effort to resolve the differences between the parties expeditiously and at the least expense to the Company, and to enable the Company to hold the Annual Meeting as soon as possible after the originally scheduled August 8, 2003 date. During the nine separate communications which took place during this period, the parties discussed a number of alternatives to settle the lawsuit, with each of the Company and the Thieme brothers making proposals that addressed whether the Thieme brothers would file a proxy statement and agree to comply with the proxy rules under the federal securities laws, who would pay the legal fees and expenses of the parties to the lawsuit, whether nominees of the Thieme brothers would be appointed to the Board, whether Uwe Thieme would resign from the Board, whether the Thieme brothers would agree to support management’s nominees to the Board, and whether the parties would release each other from liability in connection with the matters that led to the lawsuit.

In each instance, the parties were unable to reach even a preliminary agreement. Therefore, all parties remain subject to the Court order and the litigation is ongoing with the hearing on Senetek’s motion for summary judgment or, alternatively, a preliminary injunction scheduled for December 1, 2003.

The Board has not included Uwe Thieme in any of its discussions concerning the lawsuit, the claims made in the lawsuit, the decision to engage in settlement negotiations or the acceptance or rejection of any settlement proposal.

On September 24, 2003, Uwe and Heiko Thieme filed an answer to the Company’s complaint and a claim on behalf of Uwe Thieme for defense, indemnity and insurance coverage for the claims asserted against him by the Company. The Company had previously rejected this claim on the basis that the costs for which such indemnity and coverage were sought had not been incurred by Dr. Thieme in connection with his activities as a director, but rather as an Ordinary shareholder.

At the upcoming Annual General Meeting, there may be an attempt to remove one or more existing directors of your Company who have been nominated by your Board for election at the Annual Meeting. There may also be an effort to elect a candidate or candidates selected by Heiko or Uwe Thieme, including the person nominated by Uwe Thieme for election at the Annual Meeting scheduled to be held on August 8, 2003. We urge you to reject these attempts and to vote in favor of the election of the Board’s nominees.

Record Date and Voting

At the close of business on October     , 2003 (the “record date”), the Company had outstanding              Ordinary shares, nominal value 5p (the “Ordinary shares”), of which              were held in the name of The Bank of New York as depositary (the “Depositary”), which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares which, in turn, each represent one Ordinary share. Holders of record of ADRs at the close of business on the record date are entitled to vote at the Annual Meeting.

Each registered holder of Ordinary shares present in person at the Annual Meeting is entitled to one vote on a show of hands. Each registered holder of Ordinary shares present in person or by proxy at the Annual Meeting shall, upon a poll, have one vote for each Ordinary share held by such holder.

This Proxy Statement and the enclosed proxy or voting instruction card supersede in their entirety the proxy statement and proxy or instruction card mailed to the Company’s Ordinary shareholders and ADR holders on or about July 11, 2003. As a result, even if you previously submitted a proxy or voting instruction card, in order for your vote to count at the Annual Meeting, you will need to complete, date, sign and return the enclosed proxy or voting instruction card in the accompanying postage-paid envelope.

Proxy cards from registered holders of Ordinary shares must be received not less than forty-eight hours before the time for holding the Annual Meeting. Proxies duly executed by registered holders of Ordinary shares will be voted in accordance with the instructions given or, if no instruction is given, will be voted in accordance with the recommendations of the Board of Directors described herein on each proposal set forth in the Notice of Annual General Meeting and in the discretion of the proxies on any other proposals properly brought before the Annual Meeting. Delivery of a proxy shall not preclude a holder of Ordinary shares from revoking such proxy by delivery of a later dated proxy or from attending and voting at the Annual Meeting or any adjournment thereof.

A Deposit Agreement exists between The Bank of New York and the holders of ADRs pursuant to which registered holders of ADRs as of the record date are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the Ordinary shares registered in its name in accordance with the instructions of the ADR holders. In the event that the instruction card is executed but does not indicate by marking a vote “FOR”, “AGAINST” or “ABSTAIN”, the Depositary will vote the Ordinary shares represented by the instruction card in accordance with the recommendations of the Board of Directors described herein on each proposal set forth in the Notice of Annual General Meeting and will give the Company’s proxies authority to vote in their discretion on any other proposals properly brought before the Annual Meeting. Instructions from the ADR holders should be sent to the Depositary so that the instructions are received by no later than the close of business on                 . Any holder of ADRs giving instructions to the Depositary has the power to revoke the instructions by delivery of notice to the Depositary at The Bank of New York, 101 Barclay Street, 22nd Floor West, New York, NY 10286 at any time so that the Depositary receives, by no later than the close of business on                 , duly executed instructions bearing a later date or time than the date or time of the instructions being revoked.

A minimum of two registered holders of Ordinary shares or their proxy must be present at the Meeting to constitute a quorum for the transaction of business.

The cost of preparing, assembling, and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares and ADRs as of the record date will be borne by the Company. The solicitation of proxies will be made by use of the mails and may also be made by telephone, telegraph, or personally, by certain directors, officers and regular employees of the Company who will receive no extra compensation for those services. Although no precise estimate can be given at this time, the Company anticipates that it will spend approximately $175,000 in connection with this solicitation (including fees paid to Georgeson Shareholder Communications and Ardour Capital Investments, LLC, described below), substantially all of which will have been incurred as of the date of this statement.

The Company has retained Georgeson Shareholder Communications, a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares and ADRs and to perform other related services, for which Georgeson is to receive a fee estimated at $35,000, together with reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. Georgeson will distribute proxy materials to beneficial owners and solicit proxies by a variety of methods, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of the Company’s Ordinary shares and ADRs. The Company has also agreed to indemnify Georgeson against certain liabilities and expenses. Approximately 50 employees of Georgeson will be utilized in connection with the solicitation.

The Company has also retained Ardour Capital Investments, LLC, a registered broker/dealer, to assist in the solicitation of proxies for shares and ADRs, and to perform other related services, for which Ardour Capital is to receive a fee estimated at $25,000, together with reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. Ardour will distribute proxy materials to beneficial owners, liaise with Georgeson and the Company, and assist in the solicitation of proxies. Approximately eight employees of Ardour Capital will be utilized in connection with the solution.

APPENDIX A SETS FORTH CERTAIN INFORMATION RELATING TO THE COMPANY’S DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS WHO MAY BE SOLICITING PROXIES ON THE COMPANY’S BEHALF.

Shareholder Proposals

The Company will, in future proxy statements, include shareholder proposals complying with the applicable rules of the United States Securities and Exchange Commission and any applicable English or U.S. state laws. In order for a proposal by a shareholder so complying to be included in the proxy statement relating to the Annual General Meeting of Shareholders to be held in 2004, that proposal must be received in writing by the Secretary of the Company at the Company’s principal executive office no later than June 17, 2004.

Under the UK Companies Act, in order for a shareholder proposal to be presented at the Annual Meeting, such proposal must have been requisitioned either by shareholders representing 5% of the votes of all members having a right to vote at the Annual Meeting or by at least 100 shareholders. Such proposal must have been signed by all requisitionists and submitted to the registered office of the Company prior to the date of the notice of the Annual Meeting. Notwithstanding these requirements, the Articles of Association of the Company permit a resolution to be proposed for the election of a director if notice in writing is given to the Secretary of the Company not more than 28 days and not less than 7 days before the date of the Annual Meeting, signed by a shareholder and attaching a written notice signed by the candidate expressing his willingness to be elected.

PROPOSALS ONE, TWO AND THREE

ELECTION OF DIRECTORS

The Company currently has seven directors (the “Directors”).

The Articles of Association of the Company provide that one-third of the Directors (not including Managing Directors, Executive Directors, or those appointed by the Board of Directors since the last Annual General Meeting), or if their number is not three or a multiple of three, then the number nearest to but not exceeding one-third, shall retire by rotation at the dissolution of each Annual General Meeting based on the length of time in office as calculated from each Director’s last election or appointment. Of the current Directors, two are Managing or Executive Directors, and three were appointed by the Board of Directors since the last Annual Meeting, leaving only two Directors subject to this rule, namely Franklin Pass and Uwe Thieme. Because one-third of two is less than one, no Director will retire by rotation at the Annual Meeting. The Company’s previous proxy statement, mailed to Ordinary shareholders and ADR holders on July 11, 2003, included a proposal to re-elect Dr. Uwe Thieme as a Director, stating that Dr. Thieme was retiring by rotation at the Annual Meeting. The inclusion of that proposal was based upon a misinterpretation of the Articles of Association, however. Dr. Thieme does not retire by rotation at the Annual Meeting, and will, subject to the Articles of Association, continue to serve as a Director following the Annual Meeting.

The Articles of Association of the Company also provide that any Director who has been appointed since the last Annual General Meeting is also required to retire. A retiring Director is eligible for re-election.

Directors George Fellows, Kevin J. McCarthy and Anthony Williams were appointed by the Board of Directors subsequent to the last Annual General Meeting and so retire and are nominated by the Board for re-election at the Annual Meeting.

Vote Required

Adoption of Proposals One, Two and Three to re-elect George Fellows, Kevin J. McCarthy and Anthony Williams, respectively, as Directors each requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendations

The Board of Directors recommends that the shareholders vote “FOR” the re-election of each of George Fellows, Kevin J. McCarthy and Anthony Williams to serve as Directors of the Company.

The following table indicates certain information concerning George Fellows, Kevin J. McCarthy, Anthony Williams and the continuing Directors.

Name	Position with Company	Director Since	Age
Frank James Massino	Chairman of the Board of Directors and Chief Executive Officer	1998	55
George Fellows	Director	2003	60
Kevin J. McCarthy	Director	2003	43
Franklin Pass	Director	2002	66
Uwe Thieme	Director	1998	62
Andreas Tobler	Director, Chief Operating Officer and Managing Director, Europe	1998	52
Anthony Williams	Director	2003	57

NOMINEES

George Fellows was appointed a Director in June 2003. Since July 2003, Mr. Fellows has been an advisor to Investcorp, a New York City-based global investment group, providing general management advice with a focus on sales and marketing. From December 1999 through June 2003, Mr. Fellows was engaged in management and marketing consulting. From February 1993 through December 1999, Mr. Fellows was, successively, President, Revlon U.S.A., Chief Operating Officer, and President and Chief Executive Officer of Revlon, Inc., a global beauty products manufacturer and marketer. Mr. Fellows is a director of VF Corporation, a company listed on the New York Stock Exchange, and has been a director and member of the Executive Committee of the National Association of Chain Drug Stores and of The Cosmetics, Toiletries and Fragrances Association. Mr. Fellows received a B.S. degree with honors from City College of The City of New York, an M.B.A. with honors from Columbia Business School, and graduated from the Harvard Advanced Management Program.

Kevin J. McCarthy was appointed a Director in February 2003. Since 1995, Mr. McCarthy has served as President of Scorpion Holdings Inc., a New York City-based firm involved in private equity investing and investment advisory services, including sourcing, structuring, executing and monitoring portfolio investments. Mr. McCarthy is a certified public accountant and sits on the Boards of the following private companies: San Francisco Toymakers, Inc., WalkAbout Computers Inc., Pac Pizza LLC and American Staffing LLC. Mr. McCarthy received a BS in Accounting with high distinction from Babson College.

Anthony Williams was appointed a Director in February 2003. Mr. Williams is a Corporate Partner at Coudert Brothers, a New York City-based international law firm, and previously served as Chairman of the Executive Committee and as Administrative Partner of that firm, responsible for worldwide operations. Mr. Williams sits on the Boards of the following private companies and organizations: RAG American Coal Holdings, Inc., DBT America Inc., Trautman Wasserman & Company Inc., IE Holdings, Ltd., Brook Capital Corporation, Plymouth Holdings Limited, River Ventures, Inc., Fenn Wright & Manson and the German American Chamber of Commerce. Mr. Williams received an A.B. in Government and Economics from Harvard University and a Juris Doctor from New York University School of Law. He is admitted to the Bars of the United States Supreme Court, the State of New York and the State of California.

CONTINUING DIRECTORS

Mr. Massino became Chief Executive Officer of Senetek in November 1998, and became Chairman of the Board of Directors in 1999. Prior to that, Mr. Massino served as President of Carme Cosmeceutical Sciences, Inc., a wholly-owned subsidiary of Senetek, from 1997 through 1998. Mr. Massino holds a degree in Finance and Chemistry from the University of Illinois and is a graduate of the Marketing Management Program of the Columbia Executive Program at Columbia University and the Management of Managers Program of the Graduate School of Business Administration at the University of Michigan.

Dr. Uwe Thieme was appointed a Director in April 1998. He qualified as a Doctor of Medicine at the University of Gottingen in 1968 and became a Board Certified Radiologist in 1975. Currently, he practices as a senior partner in a private radiology practice and is a Board Member of the German Radiology Association (“GRA”) and the German Radiology Science Association (“GRSA”). He is a member of the management advisory committee for the GRSA’s 8.1 billion Deutsche Mark pension fund. Until recently he has held the positions of Deputy Mayor of the City of Goslar and Deputy Governor of the County of Goslar, Germany. Since November, 2001 Dr. Thieme has served as the President of the City Council of Goslar, Germany. For information regarding legal proceedings between Senetek and Dr. Thieme, see “Recent Developments” above.

Andreas O. Tobler was appointed a Director in November 1998 and since October 2002 has served as Chief Operating Officer and Managing Director, Europe, of Senetek. Mr. Tobler is a Principal of Technology Brain

Source GmbH, a Swiss-based financial and technology advisory company. He is also Chairman of Online Capital Group, Inc., a US/Swiss-based financial services company. From 2000 to January 2002, Mr. Tobler was Chief Executive Officer of Mediphore-Biotechnologie AG, an Austria-based biotechnology company. From 1998 to 1999, Mr. Tobler was Interim Chief Executive Officer of Sector Communications, Inc., a telecommunications and software company. Mr. Tobler has a law degree from the University of Zurich and a Master’s degree from New York University.

Dr. Franklin Pass was appointed a Director in February 2002. Since March 2001, he has been Vice Chairman of Antares Pharma, Inc. (formerly known as Mediject Corporation), which develops and markets pharmaceutical delivery systems, and is a Managing Director of Cherry Tree Development LLC, a Minnesota-based investment banking group. From 1993 to 2000, Dr. Pass was Chairman and CEO of Mediject Corporation. He has served as Director of the American Academy of Dermatology, Director of Dermatology at the Albert Einstein College of Medicine, and Clinical Professor at the University of Minnesota, Department of Dermatology. He received his medical degree from the University of Minnesota, School of Medicine.

Board Meetings, Committees and Compensation

The Board of Directors met nine times during 2002. Each Director attended 75% or more of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he served.

The Board of Directors has a Compensation Committee, an Audit Committee, a Corporate Governance Committee and a Nominating Committee.

The Compensation Committee currently consists of Messrs. Williams (Chairman), Fellows and McCarthy. During 2002, the Compensation Committee consisted initially of Andreas Tobler (Chairman), Steven Georgiev (a former Director) and Dr. Uwe Thieme. Messrs. Tobler and Georgiev were replaced on the Committee by Dr. Pass and Mr. Nichols, a former Director. Upon Mr. McCarthy’s election to the Board, Dr. Thieme was replaced on the Committee by Mr. McCarthy. Upon Mr. Williams’ election to the Board, Mr. Nichols was replaced on the Committee by Mr. Williams. Upon Mr. Fellows’ election to the Board, Dr. Pass was replaced on the Committee by Mr. Fellows. The Compensation Committee reviews and fixes the salary and other compensation of the Chief Executive Officer and the other executive officers of the Company, including administering the Company’s share option plans. The Compensation Committee met two times during 2002. All of the members of the Compensation Committee are “independent” within the meaning of the listing rules of the Nasdaq stock market.

The Audit Committee currently consists of Messrs. McCarthy (Chairman) and Fellows and Dr. Thieme. During 2002, the Audit Committee consisted initially of Messrs. Tobler (Chairman) and Georgiev and Dr. Thieme. Upon Mr. Georgiev’s resignation from the Board, he was replaced on the Committee by Dr. Pass. Upon election to the Board of Messrs. Williams and McCarthy, Mr. Tobler and Dr. Pass were replaced on the Committee by Messrs. Williams and McCarthy. Upon Mr. Fellows’ election to the Board, Mr. Williams was replaced on the Committee by Mr. Fellows. The duties of the Audit Committee consist, among other things, of selecting the Company’s independent certified public accountants, approving the services and fees of the independent certified public accountants, assessing the Company’s financial reporting process and internal controls, reviewing the independence of the Company’s certified public accountants, and monitoring lines of communication between directors, financial management and the independent accountants. The Audit Committee met four times during 2002. As of the most recent meeting of the Audit Committee all of the members were “independent” within the meaning of the listing rules of the Nasdaq stock market and were otherwise eligible for service thereon under the rules of the Securities and Exchange Commission. For information regarding legal proceedings between Senetek and Dr. Thieme, see “Recent Developments” above.

The Corporate Governance Committee was established in June 2003. The Corporate Governance Committee currently consists of Messrs. Fellows and McCarthy. The duties of the Committee consist, among other things, of administering a code of business conduct for the Company’s directors, officers and employees, developing and administering corporate governance guidelines, policies and principles applicable to the Company, developing and implementing a legal compliance program for the Company’s employees and directors, and evaluating and monitoring the effectiveness of and compliance with these programs. All of the members of the Corporate Governance Committee are “independent” within the meaning of the listing rules of the Nasdaq stock market.

The Nominating Committee was established in October 2003. The Nominating Committee currently consists of Messrs. Fellows (Chairman), McCarthy and Williams. The duties of the Nominating Committee consist, among other things, of identifying individuals qualified to become Board members, selecting, or recommending to the Board, the director nominees for the next Annual General Meeting, selecting, or recommending to the Board, director candidates to fill any vacancies on the Board and receiving proposals for director nominees from beneficial holders of the Company’s Ordinary shares. The Charter for the Nominating Committee is attached hereto as Appendix B. All of the members of the Nominating Committee are “independent” within the meaning of the listing rules of the Nasdaq stock market.

In February 2002, the Company created a special task force to execute strategic programs identified by the Board as critical to the Company’s success. The special task force was in existence from February through May 2002 and consisted of Dr. Pass, Mr. Tobler and Wade Nichols, a former Director. Each was asked to serve on the special task force by providing consulting services in his respective area of expertise. Dr. Pass and Messrs. Tobler and Nichols also performed ad hoc consulting services at various times during the remainder of 2002. The aggregate amounts received by the various Directors or their affiliated companies for consulting services during 2002, including consulting services provided as a member of the special task force, were: Mr. Pass, $30,000; Mr. Tobler, $139,000; Mr. Nichols, $105,000.

Other than such arrangements, during 2002 Directors did not receive cash fees for serving as Directors or Committee members, but did receive grants of options to purchase Ordinary shares under the Company’s share option plan for non-executive Directors and consultants. Commencing January 2003, Directors not employed by the Company are to receive a quarterly $2,500 cash stipend, subject to shareholder approval of Proposal Nine (discussed below). All members of the Board of Directors are reimbursed for out-of-pocket expenses incurred in their capacity as members of the Board of Directors.

The Company maintains plans for grants of options to purchase Ordinary shares to employees, as described under “—Stock Option Plans” below. During 2002, certain Directors received stock options for a combination of Board of Directors services and consulting services. Total option grants were: Mr. Tobler, 225,000 shares, Mr. Nichols (a former Director), 150,000 shares, Mr. Georgiev (a former Director), 225,000 shares, and Dr. Pass, 150,000 shares.

Executive Officers

Brad Holsworth became Chief Financial Officer of Senetek on March 1, 2003. From 2000 to February 2003, Mr. Holsworth was Chief Financial Officer for WideOrbit Inc. and Prescient Capital LLC, related companies in the media software licensing and money management businesses. From 1999 to 2000, Mr. Holsworth served as Principal for Finance and Accounting of Banc of America Securities, an investment bank. Prior to that, Mr. Holsworth worked in public accounting, the last four years as a partner at BDO Seidman LLP. Mr. Holsworth serves as a director and member of the Audit Committee of U.S. Home and Garden, a Nasdaq traded company, and is also a Director of WideOrbit, Inc. Mr. Holsworth holds a B.S. in Accounting from the University of Santa Clara and is a member in good standing with the American Institute of Certified Public Accountants and the California Society of CPAs.

Wade H. Nichols has served as Executive Vice President, Corporate Development, and General Counsel of the Company since April 2003, and prior to that was a Director of the Company from February 2002. Prior to that, Mr. Nichols was employed for 23 years by Revlon, Inc., a global beauty products manufacturer and marketer, retiring from that company as Executive Vice President and Chief Administrative Officer in 2001.

Mr. Nichols is an attorney. He received a B.A. degree with honors from Yale College and an LL.B. degree with honors from Columbia Law School.

Stewart Slade is Vice President for European Operations and Company Secretary. Mr. Slade has been with Senetek since 1997. From January 2000 to December 2002, he was the Company’s Acting Principal Financial Officer. From July 1998 to January 2000, Mr. Slade was the Company’s Chief Financial Officer, and from April 1998 to June 1998, the Company’s Chief Accountant. From October 1997 to May 1998, he served as a financial consultant to the Company. Mr. Slade holds a Bachelor of Science degree in Chemistry from the University of Leeds and is a member of the Institute of Chartered Accountants in England and Wales.

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of Senetek’s outstanding Ordinary shares as of September 15, 2003 by (i) each of the Company’s Directors who beneficially owns such shares; (ii) the Company’s Chief Executive Officer; (iii) the Company’s other executive officers; and (iv) all executive officers and Directors of Senetek as a group, in each case based solely on information provided to the Senetek by such beneficial owners. No person is believed by Senetek to own beneficially more than 5% of the Company’s outstanding Ordinary shares. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. The address of each of the Company’s Directors and executive officers is that of Senetek.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Class (1)
Frank J. Massino	2,601,300	(2)	4.2%
Uwe Thieme	280,200	(2)(4)	*
Andreas Tobler	855,200	(2)	1.4%
Stewart Slade	176,500	(2)	*
Franklin Pass	150,000	(2)	*
Wade Nichols	180,000	(2)	*
Kevin McCarthy	50,600	(3)	*
Anthony Williams	—		*
Bradley D. Holsworth	1,000		*
All Directors and Executive Officers a group (9 persons)	4,294,800		6.8%

*	Less than one percent
(1)	For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” as of a given date of any shares which that person has the right to acquire within 60 days after that date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which that person or persons has the right to acquire within 60 days after that date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes the following number of shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of September 15, 2003: Mr. Massino: 2,575,000; Dr. Thieme: 280,000; Mr. Tobler: 845,000; Mr. Slade: 172,500; Dr. Pass: 150,000; Mr. Nichols: 150,000.
(3)	Includes 6,000 Ordinary shares held as custodian for a minor. Excludes 341,747 shares held by Scorpion Holdings, Inc., issued in respect of investment banking services rendered during 2001, and warrants to purchase 11,333,333 Ordinary shares held by entities or individuals for which Scorpion Holdings acts as an investment advisor.
(4)	Excludes shares held by American Heritage Fund, of which an entity controlled by Heiko Thieme, the brother of Uwe Thieme, serves as lead manager.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under Section 16(a) of the United States Securities Exchange Act of 1934, Senetek’s Directors, executive officers and any persons holding more than 10% of our equity securities are required to report their ownership of equity securities and any changes in their ownership, on a timely basis, to the SEC. To the Company’s knowledge, based solely on materials provided and representations made to us, for the fiscal year ended December 31, 2002, all reports required by Section 16(a) were filed on a timely basis.

Certain Relationships and Related Transactions

From June 16, 2003 to September 16, 2003, the Company engaged Cherry Tree Development, LLC (“CTD”), an affiliate of Cherry Tree Securities, of which Dr. Pass is a Managing Director, as the Company’s financial advisor in connection with the possible sale or licensing of the Company’s patented Invicorp® erectile dysfunction product and Reliaject® autoinjector. During that period, CTD was paid a retainer of $12,000 per month plus expenses and, if a covered transaction occurs within a specified period, would be entitled to a fee equal to 8% of each of (i) all consideration received by the Company at the time of sale or licensing, (ii) milestone payments and (iii) developmental payments, less monthly fees paid. In addition, CTD was paid the $30,000 in consulting fees due to Dr. Pass for his special task force services from April 2002 to June 2002 described under “Board Meetings, Committees and Compensation” above. The total amount paid by the Company to Cherry Tree from April 2002 through September 16, 2003 was approximately $66,000.

During January and February 2003, Mr. Holsworth performed consulting services for the Company for which he was paid $16,000 and granted an option to purchase 25,000 Ordinary shares.

During 2002, Mr. Nichols, an officer and former Director of the Company, performed consulting services for the Company, for which he was paid $105,000, which includes fees that Mr. Nichols received as a member of the Board’s special task force. See “Board Meetings, Committees and Compensation.” Between January and April 2003, Mr. Nichols furnished consulting services to the Company, for which he was paid $45,000.

During 2003, the Company retained Coudert Brothers to perform certain legal services for the Company. Mr. Williams, a Director of the Company, is a partner at Coudert Brothers.

See also “Executive Compensation—Employment Contracts” for a description of certain relationships.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of the Chief Executive Officer and the two other most highly compensated executive officers of the Company.

	Fiscal Year	Annual Compensation					Long-Term Compensation	All Other Compensation
Name and Principal Position		Salary		Bonus			Options (1)
Frank Massino Chairman and Chief Executive Officer	2002 2001 2000	$290,000 250,000 250,000	(2)	$	— 50,000 50,000	(7)	900,000 — 1,250,000	$65,248 12,000 76,963	(3) (4) (5)

Stewart Slade Vice President European Operations Acting Principal Financial Officer and Company Secretary	2002 2001 2000	116,580 116,580 116,580			— — —		50,000 — 110,000	8,250 8,250 8,250	(4) (4) (4)

Andreas Tobler Chief Operating Officer And Managing Director—Europe	2002 2001 2000	49,500 — —			— — —		— — —	141,000 — —	(6)

(1)	Options entitle the grantee to purchase Ordinary shares from Senetek. There is no public trading market for our Ordinary shares, although there is a trading market in the United States for Ordinary shares represented by American Depositary shares. Any subsequent conversion from Ordinary shares into American Depositary shares, evidenced by American Depositary Receipts, entails the grantee paying UK Inland Stamp Duty Reserve Tax at 1.5% on the deemed market value or, in certain cases, on the exercise price, of the shares so converted, and a present fee of either $0.03 or $0.02 per Ordinary share converted into an ADR, to The Bank of New York, the Depositary for such conversion.
(2)	The Board approved a 10% base salary increase on December 20, 2002 to $319,000 effective January 1, 2003. The Board approved a salary increase to $290,000 on February 20, 2002.
(3)	Represents payment of car allowance, car expense reimbursement and accrued but unused vacation.
(4)	Represents payment of car allowance.
(5)	Represents payment for accrued but unused vacation and car allowance of $1,000 per month.
(6)	Represents payment for consulting services for the period January 1, 2002 to September 30, 2002 plus $500 per month car allowance commenced October 2002.
(7)	Includes bonus for services rendered in 2000 but approved and expensed in June 2001.

Employment Contracts

The Company has an employment agreement dated November 1, 1998 with Mr. Massino, as amended effective June 30, 2000, October 31, 2002 and January 1, 2003. The agreement and amendments, which were approved by the Compensation Committee, provide for a perpetual three-year term and an annual salary of $319,000 per annum. The contract also provides for an automobile allowance of $1,000 per month and reimbursement of related automobile operating expenses. Under the agreement, Mr. Massino is entitled to an annual bonus, to be determined by the Compensation Committee, and is eligible to participate in the Company’s management bonus plan, if any. Additionally, the agreement provides for up to three years of additional compensation upon consummation of certain changes of control (as defined below).

The Company has an employment agreement with Mr. Tobler with an effective term commencing October 1, 2002 and ending October 1, 2005. The agreement provides for salary of $198,000 per annum and an automobile allowance of $500 per month. Under the agreement, Mr. Tobler is eligible to participate in the Company’s management bonus plan, if any, and management is required to recommend that Mr. Tobler be issued options to purchase 200,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to three years of additional compensation if Mr. Tobler is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

The Company has an employment agreement with Mr. Holsworth with an effective term commencing March 1, 2003 and ending April 30, 2005. The agreement provides for salary of $185,000 per annum and an automobile allowance of $500 per month. Under the agreement, Mr. Holsworth is eligible to participate in the Company’s management bonus plan, if any, and management is required to recommend that Mr. Holsworth be issued options to purchase 175,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to three years of additional compensation if Mr. Holsworth is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

The Company has an employment agreement with Mr. Nichols with an effective term commencing April 1, 2003 and ending March 30, 2005. The agreement provides for salary of $243,000 per annum and an automobile allowance of $600 per month. Under the agreement, Mr. Nichols is eligible to participate in the Company’s management bonus plan, if any, and management is required to recommend that Mr. Nichols be issued options to purchase 150,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to two years of additional compensation if Mr. Nichols is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

For purposes of the employment agreement with Mr. Massino, a “change of control” would include, among other events set forth in that agreement, (i) a sale, lease or transfer of all or substantially all of the Company’s assets; (ii) the adoption by the shareholders of the Company of a plan relating to the liquidation or dissolution of the Company; (iii) a merger or consolidation of the Company or any subsidiary thereof, following which shareholders of the Company immediately prior to such event hold less than 50% of the voting power of the surviving or resulting corporation; (iv) an acquisition by an individual or group of more than 50% of the voting securities of the Company; and (v) a change in the Board of Directors that results in less than a majority of the Board being comprised of directors that have served on the Board of Directors for at least 12 months or who were approved by a majority of the Board at the time of their election or appointment.

For purposes of the employment agreements with Messrs. Tobler, Holsworth and Nichols a “change of control” would include, among other events set forth in such agreements, (i) a reorganization, merger or consolidation of the Company, a sale of all or substantially all of the Company’s assets, or the adoption by the shareholders of the Company of any plan relating to the liquidation or dissolution of the Company in connection with any such other transaction, following which shareholders of the Company immediately prior to such event hold less than 50% of the voting power of the surviving or resulting corporation; (ii) an acquisition by an individual or group acting in concert of a controlling bloc of the voting securities of the Company; and (iii) a change in the Board of Directors that results in less than a majority of the Board being comprised of directors that have served on the Board of Directors for at least 12 months or who were elected or nominated by a majority of directors that had so served.

Stock Option Plans

The Company maintains two stock option plans pursuant to which options to purchase Ordinary shares may be granted by the Board of Directors. The No. 1 Plan relates to the grant of options to executives, including Directors who are employed by the Company, and the No. 2 Plan relates to the grant of options to Directors not employed by the Company and consultants. Under the No. 1 Plan, stock options vest at the rate of 25% on the first through the fourth anniversaries of the date of grant while under the No. 2 Plan options become fully vested on the first anniversary of the date of grant. In all other respects the terms of grants under the plans are identical, and under both plans, the exercise price of these options may not be less than the fair market value of an American Depositary Share on the date of grant.

The following table sets forth information with respect to the options granted in 2002 to the persons named in the Summary Compensation Table.

OPTION GRANTS IN LAST FULL FISCAL YEAR

	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Option Term Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Individual Grants in 2002
Name					5%	10%
F. Massino	600,000	54.8%	$1.00	1/11/2009	$244,260	$569,230
F. Massino	300,000	27.4%	$0.55	12/18/2009	$67,172	$156,538
A. Tobler (1)	225,000	—	$1.00	1/11/2009	$91,598	$213,462
S. Slade	50,000	4.6%	$1.00	1/11/2009	$20,355	$47,436

(1)	Andreas Tobler performed consulting services for the Company during 2002, and was granted 225,000 options under the No. 2 Plan for non-executive directors and consultants. As a result, such options are excluded from the calculation of options granted to employees during the fiscal year ended December 31, 2002.

Aggregated Option Exercises During 2002 and Fiscal Year-end Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-Ended 2002		Value of Unexercised In-the-Money Option at Fiscal Year-End 2002
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
F. Massino	—	—	2,025,000	1,600,000	—	—
S. Slade	—	—	132,500	117,500	—	—
A. Tobler	—	—	620,000	—	—	—

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

The Company’s compensation policy is administered by the Compensation Committee, currently comprised of Messrs. Williams, Fellows and McCarthy, none of whom is a present or former employee of the Company and all of whom, as of the most recent meeting of the Compensation Committee, were “independent” directors within the meaning of the listing standards of the Nasdaq Stock Market.

Currently the Company and its subsidiaries have 13 employees, including two employees permanently based at the Company’s offices in the United Kingdom, and Mr. Tobler, who is based principally in the United Kingdom. The Company’s compensation program is designed to complement the Company’s short and long term business strategy by attracting and retaining key executives critical to the Company’s success and establishing appropriate incentives for such executives, including the Company’s Chief Executive Officer, to build the Company’s business and enhance the Company’s profitability. To achieve this, the Compensation Committee intends to develop a compensation program at a level roughly in the second quartile of compensation paid by companies in businesses similar to the Company’s with which the Company must compete for executive talent, including a cash and equity incentive compensation program that will motivate continual improvement in the Company’s financial and business results.

Given its personnel structure and the Company’s formative stage of development, it had not, in the past, been practicable for the Company to set up a detailed and integrated compensation philosophy for its executives, nor to specify levels of seniority, areas of responsibility, performance criteria and profitability-related awards.

Typically, executives, including the Company’s Chief Executive Officer, have been awarded fixed term employment agreements. In order to assure continuity of senior management, however, the Compensation Committee approved an amendment to Mr. Massino’s employment agreement when it was amended in late 2002 to provide for a perpetual three-year term. The Company’s current executive employment agreements provide for consideration by the Compensation Committee of discretionary cash bonuses but have no provisions assuring any bonus or any increases in fixed compensation during the terms of the agreements. No bonus was paid to any executive officers, including Mr. Massino, in or with respect to 2002.

ANTHONY WILLIAMS

GEORGE FELLOWS

KEVIN J. McCARTHY

Members of the Compensation Committee

July 7, 2003

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is currently comprised of Messrs. McCarthy and Fellows and Dr. Thieme, none of whom is a present or former employee of the Company and all of whom as of the most recent meeting of the Committee, were “independent” within the meaning of the listing standards of the Nasdaq Stock Market. For information regarding legal proceedings between Senetek and Dr. Thieme, see “Recent Developments” above.

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including the selection of the Company’s independent certified public accountants and the approval of services and fees provided by the independent certified public accountants. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2002 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

KEVIN J. McCARTHY

UWE THIEME

ANTHONY WILLIAMS

Members of the Audit Committee

July 7, 2003

PROPOSAL FOUR

ACCOUNTS AND REPORTS

The Board of Directors wishes to obtain from the shareholders their approval to receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last Directors’ report and Auditors’ report on those accounts, and to approve the last Directors’ remuneration report.

The Directors Remuneration Report Regulations (the “Regulations”) came into force in August 2002 and apply to companies incorporated in England whose equity capital is quoted on certain recognised stock exchanges including the Nasdaq Stock Market. The Regulations require the Company to prepare a directors’ remuneration report. The report is approved by the Board of Directors and contains details of individual Directors’ remuneration packages and justification of any compensation packages given in the preceding year. It also sets out details of the Board’s consideration of Directors’ remuneration, the membership of the remuneration committee and a statement of the Company’s future policy on Directors’ pay as well as a Company performance graph. Certain parts of the report are auditable by the Auditors.

The Regulations also require that an ordinary resolution approving the Directors’ Remuneration Report is put to the vote of the members of the Company at the Annual Meeting. The vote on the resolution is advisory only. No aspect of an individual Director’s entitlement to remuneration is conditional upon the resolutions being carried.

Vote Required

Adoption of Proposal Four requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the proposal, to allow the Board of Directors to receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last Directors’ report and Auditors’ report on those accounts, and to approve the last Directors’ remuneration report.

PROPOSAL FIVE

INDEPENDENT AUDITORS

The Board of Directors wishes to obtain from the shareholders their approval for the appointment of BDO Seidman, LLP, as the Company’s independent auditors with respect to its filings made with the Securities and Exchange Commission for the fiscal year 2003, and to authorize the Directors to fix their remuneration. The Board of Directors also wishes to obtain from the shareholders their approval for the appointment of BDO Stoy Hayward, BDO Seidman, LLP’s member firm in the United Kingdom, as the Company’s independent auditors with respect to statutory filings required in the United Kingdom for the fiscal year 2003, and to authorize the Directors to fix their remuneration. BDO Seidman, LLP and BDO Stoy Hayward were first appointed as auditors by the Directors in November 1998. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. If the appointment of BDO Seidman, LLP and BDO Stoy Hayward as the Company’s auditors is not approved by the shareholders, the adverse vote will be considered a directive to the Board of Directors to select other independent certified public accountants to serve as the Company’s auditors for the fiscal year 2003.

Fees Paid to Independent Auditors

Audit Fees

The aggregate audit fees billed for services rendered by BDO Seidman, LLP and BDO Stoy Hayward totaled $224,000 and $148,000 in fiscal 2002 and 2001, respectively.

Audit-Related Fees

Audit-Related Fees of $18,000 rendered by BDO Seidman, LLP and BDO Stoy Hayward, primarily related to a special royalty audit, were incurred in fiscal 2002. No such fees were incurred in fiscal 2001.

Tax Fees

Service rendered by BDO Seidman, LLP and BDO Stoy Hayward related to tax compliance and tax planning totaled $186,000 and $101,000 in fiscal 2002 and 2001, respectively.

Other Fees

The Company did not incur any other professional fees relative to our auditors during fiscal 2002 and 2001.

The Audit Committee is responsible for reviewing the terms of any proposed engagement of the independent auditor for non-audit services and for pre-approving all such engagements. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence. In the future, we intend to disclose all approved non-audit engagements as required in the applicable filings we make with the SEC.

Vote Required

Adoption of Proposal Five requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendation

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP and BDO Stoy Hayward as the Company’s auditors for the fiscal year 2003 and the authorization of the Directors to fix their remuneration.

PROPOSAL SIX

The Company’s shareholders approved the adoption of the No. 1 Plan at a Special Meeting of shareholders on December 20, 1985.

Summary Description of the No. 1 Plan

The features of the No. 1 Plan are outlined below. For your reference, the No. 1 Plan, giving effect to the proposed amendment, is attached hereto as Appendix C and is incorporated by reference herein.

Purpose. The purpose of the No. 1 Plan is to provide our employees (including officers) with an opportunity to purchase our Ordinary shares. The Board of Directors believes that equity participation in the No. 1 Plan provides employees at all levels with a greater incentive to contribute to our success. Ordinary shares issuable upon exercise of options granted under the No. 1 plan may be deposited with the Depositary in exchange for American Depositary Shares.

Administration. The No. 1 Plan is administered by the Compensation Committee on behalf of the Board of Directors.

Eligibility and Participation. All employees of the Company are eligible to participate in the No. 1 Plan. Currently, the Company and its subsidiaries have 13 employees. The Board of Directors may grant to any employee an option to purchase Ordinary shares upon the terms and conditions of the No. 1 Plan and upon other terms as determined by the Board of Directors. The consideration for the grant of an option shall be the employee’s payment to the Company of £1.

Exercise. The Board of Directors shall determine the exercise price of an option granted to an employee under the No. 1 Plan, provided that the exercise price shall be at least equal to the fair market value of an Ordinary share on the date of the grant of such option (as measured by the closing price of an ADR, as there is no established trading market for Ordinary shares). The Board shall determine the form and manner in which options are to be exercised. Subject to certain conditions set forth in the No. 1 Plan, and except as otherwise determined by the Board, options granted under the No. 1 Plan vest at 25% per year, and expire on the seventh anniversary of the grant date. Except under prescribed circumstances or as otherwise determined by the Board, a participant may not exercise an option unless he or she is an employee at the time of exercise. See “—Death of a Participant” and “—Termination of Employment.”

Number of Shares. The No. 1 Plan authorizes a total of 6,000,000 Ordinary shares for grant under the No. 1 Plan. The market value of our Ordinary shares as of October    , 2003, as represented by the market value of ADRs traded on the Nasdaq Stock Market, was $    .     per share.

Death of a Participant. If any participant dies before exercising his or her option at a time when he or she is either an employee or is entitled to exercise such option as described below in “—Termination of Employment,” such option must be exercised, if at all, within 12 months after the participant’s death.

Termination of Employment. If a participant ceases to be an employee by reason of injury, disability, redundancy or retirement, any options granted to the participant must be exercised, if at all, within 12 months after the termination of employment. If a participant ceases to be an employee by any reason other than injury, disability, redundancy, retirement or death, any options granted to the participant shall immediately expire unless the Board of Directors, in its sole discretion, determines otherwise.

Changes in Capitalization. In the event of any change in the Company’s capitalization as a result of a rights issue, sub-division, consolidation, reduction or otherwise, the Board may in its discretion make adjustments to: (1) the number of shares eligible for issuance under the No. 1 Plan, (2) the number of Ordinary shares subject to an option, (3) the exercise price, and (4) where an option has been exercised but no shares have yet been issued pursuant to such exercise, the number of shares that may be issued and the exercise price for such shares.

Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board must give written notice to any participant affected thereby.

Transferability. The options are not transferable other than in the case of a participant’s death, in which case a transfer may be effected in order to allow the options to be exercised as described in “—Death of a Participant.”

Amendment and Termination of the Plan. The Board of Directors may at any time amend or alter the No. 1 Plan or the terms of any option granted under the No. 1 Plan; provided, however, that alterations and amendments to certain provisions require the approval of the shareholders unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the No. 1 Plan. The Board shall provide notice of any alteration or amendment to any participant affected thereby.

United States Federal Income Tax Consequences.

Incentive Stock Options. A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director or 10% stockholder of the Company.

Non-Statutory Stock Options. A participant does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the participant. Upon a disposition of such shares by the participant, any difference between the sale price and the participant’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the fair market value of the Ordinary shares over the purchase price, if any. However, to the extent the Ordinary shares are subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Ordinary shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Ordinary shares, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Ordinary shares. Such gain or loss will be long-term or short-term depending on how long the Ordinary shares were held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of United States federal income taxation upon participants and the Company with respect to the grant and exercise of awards under the No. 1 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

Proposed Amendment to the No. 1 Plan

Clause 3 of the No. 1 Plan as amended by the shareholders at the Annual General Meeting of May 23, 1997 reads in part: “the number of shares for which options to subscribe may be granted under the [No. 1 Plan] shall be 6 million.” The Board of Directors, which is charged with administering the No. 1 Plan, has consistently interpreted Clause 3 as a limit to ensure that shareholders do not experience dilution as a result of the issuance of in excess of 6,000,000 shares as a result of grants of options under the No. 1 Plan. Consequently, when calculating the maximum number of shares that may be covered by new options to be granted at any time, the Board of Directors has added (i) the number of Ordinary shares issuable upon exercise of options currently outstanding under the No. 1 Plan to (ii) the number of Ordinary shares that had then actually been issued upon the exercise of options granted under the No. 1 Plan, and has disregarded shares that previously were covered by options which have lapsed or been cancelled and therefore are no longer issuable. The Board of Directors believes that this method of determination is consistent with the purpose for which the limit was imposed and conforms to the typical means of setting limits on options in option schemes. The amendment to the No. 1 Plan is intended to confirm the Board’s interpretation of this method of determining the maximum number of options that can be granted, to be free of doubt. At present, options covering a total of 5,810,525 Ordinary shares have been granted under the No. 1 Plan, of which options covering a total of 1,906,900 Ordinary shares have been exercised, and options covering 3,903,625 Ordinary shares are outstanding but are unexercised. Options outstanding under the No. 1 plan have a weighted average exercise price of $1.40.

The Board of Directors believes that the number of options currently outstanding under the No. 1 Plan at exercise prices significantly above the current market price of the Company’s shares may not serve the purposes of the No. 1 Plan as described below. If the Proposal is approved by the shareholders, the Board of Directors could seek to eliminate certain options currently outstanding under the No. 1 Plan by offering to the holders of outstanding options at exercise prices significantly above the current market price of the Company’s ADRs an opportunity to exchange such options for options covering a lesser number of shares at exercise prices at or closer to the current market price of the Company’s ADRs. No decision with respect to any such offer has been made by the Board of Directors. Any offer will be made only after consultation with compensation consultants of national standing in order to assure the fairness of such offer terms to the Company and with counsel and the Company’s independent auditors in order to obtain optimal tax and accounting treatment.

The Board believes that the Proposal is in the best interest of the Company. The No. 1 Plan is an incentive compensation plan, under which all employees of the Company are eligible to participate. The Board believes that the No. 1 Plan is an integral part of the Company’s overall compensation plan, which allows the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. The Board of Directors also believes that the No. 1 Plan is an important contributor to the alignment of employee and shareholder interests. The proposal will clarify the method of determining the maximum number of shares that can be granted under the No. 1 Plan, and allow the Company to fully take advantage of the benefits of the No. 1 Plan.

New Plan Benefits

The following table sets forth certain information with respect to options which the Company presently intends to issue to the persons named therein pursuant to contractual obligations with such persons if Proposal Six is approved and such shares become available. See “Executive Compensation—Employment Agreements.”

Name and Position (1)	Dollar Value ($) (2)	Number of Units
Andreas Tobler, Director, Chief Operating Officer and Managing Director, Europe	—	200,000
Wade Nichols, Executive Vice President, Corporate Development, and General Counsel	—	150,000
Bradley D. Holsworth, Chief Financial Officer	—	175,000
All Executive Officers as a group (5 persons)	—	525,000

(1)	All of our current full-time employees are eligible to participate in the No. 1 Plan.
(2)	The exercise price of the options issued to Messrs. Tobler, Nichols and Holsworth will be determined by reference to the fair market value on the date of grant.

Equity Compensation Plan Information

(As of September 15, 2003)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a) (1)	Weighted- average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	6,245,625	$1.34	1,385,500
Equity compensation plans not approved by security holders	260,000	1.50	—

Total	6,505,625	$1.35	1,385,500

(1)	Options entitle the grantee to purchase Ordinary shares of the Company. There is no public trading market for our Ordinary shares, although there is a trading market for Ordinary shares represented by American Depositary Shares. Any subsequent conversion from Ordinary shares into American Depositary Shares, evidenced by American Depositary Receipts, entails the grantee paying UK Inland Stamp Duty Reserve Tax at 1.5% on the deemed market value or, in certain cases, on the exercise price, of the shares so converted, and a present fee of either $0.03 or $0.02 per Ordinary share converted into an American Depositary Share, to The Bank of New York, the Depositary for such conversion. Each American Depositary Share is equivalent to one Ordinary share.

Vote Required

To comply with the rules of the No. 1 Plan, adoption of Proposal Six requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” amending Clause 3 of the No. 1 Plan as set forth in the Proposal.

PROPOSAL SEVEN

The Company’s shareholders approved the adoption of the No. 2 Plan at an Annual General Meeting of shareholders on May 21, 1987.

Summary Description of the No. 2 Plan

The features of the No. 2 Plan are outlined below. For your reference, the No. 2 Plan, giving effect to the proposed amendment, is attached hereto as Appendix D and is incorporated by reference herein.

Purpose. The purpose of the No. 2 Plan is to provide our non-executive Directors and consultants (each such non-executive director or consultant being referred to herein as a “participant”) with an opportunity to purchase our Ordinary shares. The Board of Directors believes that equity participation in the No. 2 Plan provides participants with a greater incentive to contribute to our success. Ordinary shares issuable upon exercise of options granted under the No. 2 plan may be deposited with the Depositary in exchange for American Depositary Shares.

Administration. The No. 2 Plan is administered by the Compensation Committee of the Board of Directors.

Eligibility and Participation. All five non-executive Directors and the several consultants of the Company are eligible to participate in the No. 2 Plan. The Board of Directors may grant to any participant an option to purchase Ordinary shares upon the terms and conditions of the No. 2 Plan and upon other terms as determined by the Board of Directors. The consideration for the grant of an option shall be services rendered to or for the Company by or on behalf of the participant.

Exercise. The Board of Directors shall determine the exercise price of an option granted to a participant under the No. 2 Plan, provided that the exercise price shall be at least equal to the fair market value of an Ordinary share on the date of the grant of such option (as measured by the closing price of an ADR, as there is no established trading market for Ordinary shares). The Board shall determine the form and manner in which options are to be exercised. Options granted under the No. 2 Plan expire on the seventh anniversary of the grant date, and, except as otherwise determined by the Board, may not be exercised prior to the first anniversary of the grant date and are thereupon fully exercisable. Except under prescribed circumstances or as otherwise determined by the Board, a participant may not exercise an option unless he or she is a non-executive director or consultant at the time of exercise. See “—Death of a Participant” and “—Termination of Employment.”

Number of Shares. The No. 2 Plan authorizes a total of 4,000,000 Ordinary shares for grant under the No. 2 Plan. The market value of our Ordinary shares as of October     , 2003, as represented by the market value of ADRs traded on the Nasdaq Stock Market, was $    .     per share.

Death of a Participant. If any participant dies before exercising his or her option at a time when he or she is either a non-executive director or consultant, or is entitled to exercise such option as described below in “—Termination of Employment,” such option must be exercised, if at all, within 12 months after the participant’s death.

Termination of Employment. If a participant ceases to be a non-executive director or consultant by reason of injury, disability, redundancy or retirement, any options granted to the participant must be exercised, if at all, within 12 months after the termination of employment. If a participant ceases to be a non-executive director or consultant by any reason other than injury, disability, redundancy, retirement or death, any options granted to the participant shall immediately expire unless the Board of Directors, in its sole discretion, determines otherwise.

Changes in Capitalization. In the event of any change in the Company’s capitalization as a result of a rights issue, sub-division, consolidation, reduction or otherwise, the Board may in its discretion make adjustments to: (1) the number of shares eligible for issuance under the No. 2 Plan, (2) the number of Ordinary shares subject to an option, (3) the exercise price, and (4) where an option has been exercised but no shares have yet been issued pursuant to such exercise, the number of shares that may be issued and the exercise price for such shares. Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board must give written notice to any participant affected thereby.

Transferability. The options are not transferable other than in the case of a participant’s death, in which case a transfer may be effected in order to allow the options to be exercised as described in “—Death of a Participant.”

Amendment and Termination of the Plan. The Board of Directors may at any time amend or alter the No. 2 Plan or the terms of any option granted under the No. 2 Plan; provided, however, that alterations and amendments to certain provisions require the approval of the shareholders unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the No. 2 Plan. The Board shall provide notice of any alteration or amendment to any participant affected thereby.

United States Federal Income Tax Consequences.

Incentive Stock Options. A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director or 10% stockholder of the Company.

Non-Statutory Stock Options. A participant does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the participant. Upon a disposition of such shares by the participant, any difference between the sale price and the participant’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the fair market value of the Ordinary shares over the purchase price, if any. However, to the extent the Ordinary shares are subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Ordinary shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Ordinary shares, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Ordinary shares. Such gain or loss will be long-term or short-term depending on how long the Ordinary shares were held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of United States federal income taxation upon participants and the Company with respect to the grant and exercise of awards under the No. 2 Plan. It does not purport to be complete, and does not discuss the tax consequences of the option holder’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the option holder may reside.

Proposed Amendment to the No. 2 Plan

Clause 3 of the No. 2 Plan as amended by the shareholders at the Annual General Meeting of May 23, 1997 reads in part: “the number of shares for which options to subscribe may be granted under the [No. 2 Plan] shall be 4 million.” The Board of Directors, which is charged with administering the No. 2 Plan, has consistently interpreted Clause 3 as a limit to ensure that shareholders do not experience dilution as a result of the issuance of in excess of 4,000,000 shares as a result of grants of options under the No. 2 Plan. Consequently, when calculating the maximum number of shares that may be covered by new options to be granted at any time, the Board of Directors has added (i) the number of Ordinary shares issuable upon exercise of options currently outstanding under the No. 2 Plan to (ii) the number of Ordinary shares that had then actually been issued upon the exercise of options granted under the No. 2 Plan, and has disregarded shares that previously were covered by options which have lapsed or been cancelled and therefore are no longer issuable. The Board of Directors believes that this method of determination is consistent with the purpose for which the limit was imposed and conforms to the typical means of setting limits on options in option schemes. The amendment to the No. 2 Plan is intended to confirm the Board’s interpretation of this method of determining the maximum number of options that can be granted, to be free of doubt. At present, options covering a total of 2,803,975 Ordinary shares have been granted under the No. 2 Plan, of which options covering a total of 461,975 Ordinary shares have been exercised, and options covering 2,342,000 Ordinary shares are outstanding but are unexercised. Options outstanding under the No. 2 plan have a weighted average exercise price of $1.25.

The Board of Directors believes that the number of options currently outstanding under the No. 2 Plan at exercise prices significantly above the current market price of the Company’s shares may not serve the purposes of the No. 2 Plan as described below. If the Proposal is approved by the shareholders, the Board of Directors could seek to eliminate certain options currently outstanding under the No. 2 Plan by offering to the holders of outstanding options at exercise prices significantly above the current market price of the Company’s ADRs an opportunity to exchange such options for options covering a lesser number of shares at exercise prices at or closer to the current market price of the Company’s ADRs. No decision with respect to any such offer has been made by the Board of Directors. Any offer will be made only after consultation with compensation consultants of national standing in order to assure the fairness of such offer terms to the Company and with counsel and the Company’s independent auditors in order to obtain optimal tax and accounting treatment.

The Board believes that the Proposal is in the best interest of the Company. The No. 2 Plan is an incentive compensation plan, under which all directors not employed by the Company and its several consultants are eligible to participate. The Board believes that the No. 2 Plan is an integral part of the Company’s overall compensation plan, which allows the Company to compete successfully against other companies in attracting and retaining directors and consultants, thereby facilitating the future potential growth of the Company. The Board of Directors also believes that the No. 2 Plan is an important contributor to the alignment of the option holder’s interests with shareholder interests. The proposal will clarify the method of determining the maximum number of shares that can be granted under the No. 2 Plan, and allow the Company to fully take advantage of the benefits of the No. 2 Plan.

Vote Required

To comply with the rules of the No. 2 Plan, adoption of Proposal Seven requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” amending Clause 3 of the No. 2 Plan as set forth in the Proposal.

PROPOSAL EIGHT

The Company wishes for confirmation from the shareholders that all grants of options previously made under the No. 1 Plan and the No. 2 Plan (the “Plans”) are deemed to have been made in accordance with the rules of the Plans as amended in accordance with Proposal Six and Proposal Seven respectively. Such confirmation will ensure that options currently in existence and those to be granted in the future are all governed by the rules as amended. The effect of the approval of Proposal Eight will be the ratification by the Company’s shareholders of actions taken by the Company in connection with the issuance of options to purchase the Company’s Ordinary shares under the Plans.

Vote Required

Adoption of Proposal Eight requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” ratifying the grants of options that have been made in accordance with the interpretation of Clause 3 of the No. 1 Plan and No. 2 Plan set forth in Proposal Six and Proposal Seven respectively.

PROPOSAL NINE

Article 83 of the Company’s Articles of Association currently provides that “[t]he Directors shall be paid out of the funds of the Company by way of fees for their services an aggregate sum not exceeding £25,000 per annum.” The Company wishes to obtain from the shareholders their approval to alter the Articles of Association, so as to increase the fees payable to non-executive directors for such directors’ service on the Board and Board committees from an aggregate sum of £25,000 (or approximately $         based on                 , 2003 exchange rates) per annum payable to all non-executive directors in the aggregate to an individual sum not in excess of £10,000 (or approximately $         based on                 , 2003 exchange rates) per annum in respect of each non-executive director. The Company currently proposes to pay non-executive directors a fee of $10,000 (or approximately £         based on                 , 2003 exchange rates) per annum if Proposal Nine is approved. The Company currently has five non-executive Directors. The current limitation, which equates to £5,000 (or approximately $         based on                 , 2003 exchange rates) per non-executive Director, was adopted upon formation of the Company, at a time when the Company had few non-executive directors, and has never been adjusted to reflect inflation or changes in non-executive director compensation generally. Moreover, the current limitation is applied as an aggregate compensation, rather than an individual limit, and is therefore applicable without regard to the number of non-executive directors serving at any given time. The Board believes that it is important to the Company’s success to be in a position to retain its existing non-executive Directors and to attract additional non-executive directors to promote the Company’s business, that any limit on the amount of compensation that the Company may pay to a non-executive director ought to be on an individual, rather than an aggregate, basis, and that the proposed individual limit is consistent with the non-executive compensation practices of other companies with which the Company must compete for non-executive directors. The Board further believes that competitively compensating its non-executive directors is necessary to continue to ensure that the Company can attract and retain non-executive directors of sufficient quality and qualification to enable the Company to be well managed and receive the appropriate level of independent advice and supervision provided by the role of non-executive directors.

Vote Required

Adoption of Proposal Nine requires the affirmative vote of three-quarters of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of at least three-quarters of the Ordinary shares voting in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” altering the Articles of Association to increase the fees payable to non-executive Directors as set forth in the Proposal.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any postponement or adjournment thereof, including the nomination of Peter Stockfisch or any other candidate selected by Heiko or Uwe Thieme for election to the Board of Directors at the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders, and against the election of Peter Stockfisch and any other candidate selected by Heiko or Uwe Thieme for election to the Board of Directors at the Annual Meeting, insofar as such proxies are not limited to the contrary.

PERFORMANCE GRAPH

The following graph reflects a comparison of the total cumulative return of the Company’s Ordinary shares in ADR format with the cumulative total return of the Nasdaq Health Services Stocks index and the Nasdaq (US and Foreign Companies) Stock Market index from December 31, 1997 through June 30, 2003. The comparisons in the table are required by the Securities Exchange Commission and are not intended to represent a forecast or to provide any opinion regarding the possible future performance of the Company’s shares.

Return Performance for Years Ended December 31, 1998 to December 31, 2002, and for the Six Months Ended June 30, 2003 Inclusive

(Base Year December 31, 1997)

Annual Report on Form 10-K

Shareholders may obtain copies of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission without charge by writing to the Company at the above mailing address directed to the attention of the Secretary, or to the Company at 620 Airpark Road, Napa, California 94558, USA.

By Order of the Board of Directors

STEWART SLADE

Stewart Slade

Secretary

October     , 2003

APPENDIX A

INFORMATION CONCERNING THE DIRECTORS, DIRECTOR NOMINEES AND CERTAIN OFFICERS OF THE COMPANY WHO MAY ALSO SOLICIT PROXIES

This annex sets forth certain information relating to the directors, nominees and executive officers of Senetek PLC (the “Company”) who also may solicit proxies from the Company’s shareholders (each a “Participant,” and collectively, “Participants”).

Directors

Information regarding the Company’s Directors and nominees for directors who may be deemed Participants in the solicitation, including their present principal occupations, is set forth under the heading “ELECTION OF DIRECTORS” in the Proxy Statement. The principal business address of each such person is Senetek PLC, 620 Airpark Road, Napa, California 94558.

Executive Officers

Information regarding the Company’s executive directors who may be deemed Participants in the solicitation, including their present principal occupations, is set forth under the heading “Executive Officers” in the Proxy Statement. The principal business address of each such person is Senetek PLC, 620 Airpark Road, Napa, California 94558.

Information Regarding Ownership of the Company’s Securities by Participants

Information regarding the ownership by the Participants of the Company’s outstanding Ordinary shares is set forth under the heading “Beneficial Ownership” in the Proxy Statement. None of the Participants owns any of the Company’s outstanding Ordinary shares of record but not beneficially.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities by the Participants listed below since September 15, 2001. All transactions are in Ordinary shares, as represented by American Depositary Receipts (“ADRs”) evidencing American Depositary Shares held in the name of The Bank of New York as depositary.

Name	Date	Buy (Sell) Shares
Frank Massino	April 8, 2003 September 2, 2002 August 19, 2002 December 14, 2001 September 20, 2001	10,000 10,000 15,000 5,000 5,000
Andreas Tobler	April 7, 2003	10,000
Kevin McCarthy	December 14, 2001	10,000
	November 8, 2001	20,000
Wade Nichols	August 28, 2002	30,000
Brad Holsworth	November 26, 2002	1,000
Stewart Slade	September 25, 2001	4,000

Information Regarding Contracts, Arrangements and Understandings with Respect to the Company’s Securities

Frank Massino and Brad Holsworth have agreed to serve as the proxies on behalf of holders of Ordinary shares and ADRs at the Annual Meeting.

A-1

Miscellaneous Information Concerning Participants

Other than as disclosed in this Appendix or in the Proxy Statement, none of the Company, any of its directors, nominees for directors or executive officers owns any securities of the Company or any subsidiary of the Company, beneficially or of record, has purchased or sold any of such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix or in the Proxy Statement, to the best knowledge of the Company, its directors, nominees for directors and executive officers none of their associates beneficially owns, directly or indirectly, any securities of the Company.

Other than as disclosed in this Appendix or in the Proxy Statement, to the knowledge of the Company, none of the Company, any of its directors, nominees for directors or executive officers has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. Other than as disclosed in this Appendix or in the Proxy Statement, to the knowledge of the Company, none of the Company, any of its directors, nominees for directors or executive officers is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix or in the Proxy Statement, to the knowledge of the Company, none of the Company, any of its directors, nominees for directors or executive officers, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000. Other than as set forth in this Appendix or in the Proxy Statement, to the knowledge of the Company, none of the Company, any of its directors, nominees for directors or executive officers, or any of their associates, has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

A-2

APPENDIX B

SENETEK PLC

Nominating Committee Charter

I.	Purpose

The purpose of the Nominating Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Senetek PLC (the “Company”) with the Board’s responsibilities regarding:

(i)	the identification of individuals qualified to become Board members;

(ii)	the selection, or recommendation that the Board select, the director nominees for the next annual meeting of shareholders;

(iii)	the selection, or recommendation that the Board select, director candidates to fill any vacancies on the Board; and

(iv)	the other Goals and Responsibilities referred to herein.

In so doing, the Committee will endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board and Board Committees, and management of the Company.

II.	Committee Composition and Member Qualifications

The Committee will be composed of not less than three (3) directors, each of whom, in the business judgment of the Board, has experience that would be valuable to providing broad direction to the Board on matters related to corporate governance, and will be appointed by action of the Board and shall serve at the discretion of the Board. Each member of the Committee will also satisfy the “independence” requirements of the Nasdaq Stock Market, any other applicable self-regulatory or regulatory requirements, and any applicable requirements of the Company’s Corporate Governance Guidelines. The General Counsel of the Company or such other officer as is designated by the Board to do so will provide any member of the Committee with a copy of such current “independence” requirements.

III.	Organization and Procedures

The Board or, failing that, the Committee, shall appoint from among the members of the Committee a Chairman of the Committee. The Chairman (or in his or her absence, a member designated by the Chairman) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s Memorandum and Articles of Association that are applicable to the Committee. The Committee shall meet at least once during each fiscal quarter and more frequently as the Board or the Committee deems desirable. The Committee shall produce minutes of all meetings.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company’s management or any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

The Committee may form and delegate authority to subcommittees when appropriate; provided, that any such subcommittee must be comprised solely of a member or members of the Committee and must produce minutes of its meetings.

IV.	Goals and Responsibilities

The goals and responsibilities of the Committee are to:

•	assist in the recruiting of directors, including evaluation of executives recruited or promoted to positions eligible for Board membership;

•	recommend to the Board (as soon as is reasonably practicable after a vacancy arises or a director advises the Board of his or her intention to resign) new directors for election by the shareholders or by appointment by the Board to fill vacancies, in compliance with the selection criteria outlined below; provided, however, that if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (for example, senior note holders entitled to nominate directors), then the selection and nomination of such directors need not be subject to this process;

•	receive proposals for director nominees from beneficial holders of the Company’s shares;

•	annually review the performance of individual directors and evaluate the nomination for re-election of current directors;

•	evaluate and recommend termination of individual directors (in accordance with the Company’s Memorandum and Articles of Association, this Charter and the charters of the Company’s other committees), for cause or other appropriate reasons;

•	establish director retirement policies;

•	recommend to the Corporate Governance Committee the membership composition of the Board committees, including the size of Board committees;

•	oversee, by providing written criteria for, the Board’s annual review of the performance of the Board (including its composition and organization) and an annual review of management, and make appropriate recommendations to the Board for improving performance;

•	review the outside activities of corporate officers;

•	review proposed relationships with directors that may diminish their effectiveness or be inconsistent with the criteria for Board selection provided herein;

•	review and make recommendations to the Board with respect to arrangements, for compensation or otherwise, between directors or organizations with which they are affiliated and the Company;

•	annually review the performance of the Committee; and

•	periodically report to the Board on its findings and actions.

V.	Board Member Selection Criteria

The Committee shall consider the following criteria, among others, in recommending candidates for election to the Board:

•	experience in corporate governance, such as past experience as an officer or director of one or more publicly held companies;

•	experience in and/or relationships within the Company’s industry or industries with which the Company deals or proposes to deal;

•	academic or professional expertise in an area important to the Company’s operations, including expertise relevant to membership in specific Board committees such as the Audit Committee;

•	except in the case of any management members considered for Board membership, the absence of relationships with the Company that might reasonably compromise independence of judgment in discharging the responsibilities of Board membership; and

•	business or professional standing that will add to the Board’s stature, and a reputation for high moral and ethical standards.

In recommending directors for appointment or election to fill vacancies on the Board, it shall be a primary objective of the Committee to assure that there is an orderly transition to a Board that satisfies the independence requirements of the Nasdaq Stock Market.

VI.	Committee Resources

The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

APPENDIX C

SENETEK

NO. 1  EXECUTIVE SHARE OPTION

SCHEME

FOR EMPLOYEES

RULES

(These Rules were amended by resolutions passed by the members at AGMs of the Company  held in 1997 and 2000. Each amendment is deemed to take effect from the date on which the resolution  in respect of such amendment was passed).

THE SENETEK NO. 1  EXECUTIVE SHARE OPTION SCHEME

1.	Definitions and Interpretation

(1)	In this Scheme, unless the context otherwise requires:

(a)	“Board” means the Board of Directors of the Company or a committee appointed by such Board of Directors;

(b)	“Company” means Senetek PLC (registered in England No. 1759068);

(c)	“Employee” means an employee of the Company or a Subsidiary;

(d)	“Grant Date” in relation to an option means the date on which the option was granted;

(e)	“Participant” means a person who holds an option granted under the scheme;

(f)	“Scheme” means the Senetek No. 1 Executive Share Option Scheme as herein set out but subject to any alterations or additions made under Clause 9 below;

(g)	“Share” means an ordinary share in the capital of the Company;

(h)	“Subsidiary” means a body corporate which is a subsidiary of the Company within the meaning of section 736 of the Companies Act 1985.

(2)	Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.	Grant of Options

(1)	Subject to sub-clauses (4) and (5) below and to Clause 3 below, the Board may grant to any Employee (in such form and manner as the Board may from time to time prescribe) an option to subscribe for Shares upon the terms set out in the Scheme and upon other terms as the Board may specify.

(2)	The consideration for the grant of any option under the Scheme, is the payment by the Employee to the Company of the sum of £1.

(3)	Subject to Clauses 6 and 7 below, the price at which any Share may be subscribed by the exercise of an option granted to any person under the Scheme shall be determined by the Board before the grant thereof, provided that:

(a)	the price shall not be less than the market value (within the meaning of part VIII of the Capital Gains Tax Act 1979) of a Share on the Grant Date[1]; and

(b)	the price shall not be less than the nominal value of a Share.

(4)	The grant of any option under the Scheme shall be subject to obtaining any approval or consent required under any securities or exchange control laws, or any regulations or enactment which may have application to the Company, and Subsidiary, or any Employee in relation to the option.

(5)	No option shall be granted under the Scheme in breach of the current provisions of the Model Rules set out in the Model Code for Securities Transactions by Directors of Listed Companies issued by The Stock Exchange in November 1984.

(6)	Subject to Clause 4(3) below, an option granted under the Scheme to any person shall not be capable of being transferred by him and shall lapse forthwith if it is so transferred or if he is adjudicated bankrupt.

(7)	The grant of any option under the Scheme must be made on or before 1st December 2005.[2]

3.	Limits

(1)	Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 6,000,000.

4.	Exercise of Options

(1)	The exercise of any option granted under the Scheme shall be effected in such form and manner as the Board may from time to time prescribe.

(2)	Subject to sub-clause (3) and (4) below and to Clause 5 below:

(a)	An option granted under the Scheme may not be exercised before the first anniversary of the Grant Date unless the Board otherwise permits;

(b)	The number of Shares in respect of which the option may be exercised at any time shall not (unless the Board shall otherwise permit) when added to the number of Shares in respect of which the option has previously been exercised:

(i)	where the option is exercised prior to the second anniversary of the Grant Date, exceed 25% of the number of Shares originally subject to the option, or

(ii)	where the option is exercised prior to the third anniversary of the Grant Date, exceed 50% of the number of Shares originally subject to the option, or

(iii)	where the option is exercised prior to the fourth anniversary of the Grant Date, exceed 75% of the number of Shares originally subject to the option

Provided that where any adjustment has been made under Clause 6(2) below to the number of Shares subject to the option or to the number of Shares which may be allotted pursuant to the exercise therefor, a corresponding adjustment shall be assumed for this purpose to have been made to the number of Shares originally subject to the option and to the number of Shares in respect of which the option has previously been exercised.

(3)	If any Participant dies before exercising an option granted to him under the Scheme and at a time when he is either an Employee or entitled to exercise the option by virtue of sub-clause (4) below, the option may (and must, if at all) be exercised within 12 months after the date of his death.

(4)	If any Participant ceases to be an Employee (otherwise than by reason of his death) the following provisions apply in relation to any option granted to him under the Scheme:

(a)	if he so ceases by reason of injury, disability, redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978) or retirement on reaching pensionable age (within the meaning of Schedule 20 of the Social Security Act 1975) or any other age at which he is bound to retire in accordance with the terms of his contract of employment, the option may (and subject to sub-clause (3) above must, if at all) be exercised within the period which shall expire 12 months after his so ceasing;

(b)	if he so ceases for any other reason, the option may not be exercised at all unless the Board shall so permit, in which event it may (and subject to sub-clause (3) above must, if at all) be exercised to the extent permitted and subject to any conditions imposed by the Board within the period which shall expire 12 months after his so ceasing;

and if the Board is satisfied that the Participant is about to cease to be an Employee as mentioned in paragraph (a) or (b) above on any date, the option may to the extent permitted by the Board be exercised within the period of 28 days immediately preceding that day.

(5)	A Participant shall not be treated for the purpose of sub-clause (4) above as ceasing to be an Employee until he ceases to be an employee of the Company and any Subsidiary, and a Participant (being a woman) who ceases to be an Employee by reason of pregnancy or confinement and who exercises her right to return to work under section 45 of the Employment Protection (Consolidation) Act 1978 before exercising an option under the Scheme shall be treated for those purposes as not having ceased to be an Employee.

(6)	Notwithstanding any other provision of the Scheme, an option granted under the Scheme may not be exercised on or after the expiration of the period of 7 years beginning with the Grant Date.

(7)	A Participant shall not be eligible to exercise an option under the Scheme at any time unless, subject to sub-clauses (3) and (4) above, he is at that time an Employee.

(8)	Subject to sub-clause (9) below, within 30 days after an option under the Scheme has been exercised, the Board on behalf of the Company shall allot to the Participant the number of Shares in respect of which the option has been exercised.

(9)	The allotment of any shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Clause 2(4) above.

(10)	All Shares allotted under the Scheme shall rank pari passu in all respects with the Shares for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of the allotment.

(11)	Upon demand by the Company, a Participant shall deliver to the Board prior to the delivery of any Shares to be acquired under the Scheme a written representation that such Shares are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares (and before the relevant option has ceased to be capable of being exercised) shall be a condition precedent to the rights of the Participant to receive Shares. The certificates for such Shares may bear an appropriate legend to ensure compliance with legal requirements.

5.	Takeover, Reconstruction and Winding-up

(1)	If any person obtains control of the Company (within the meaning of section 534 of the Income and Corporation Taxes Act 1970) as a result of making an offer to acquire Shares, the Board shall within 7 days of becoming aware thereof notify every Participant thereof and, subject to sub-clauses (3), (4) and (6) of Clause 4 above, an option granted under the Scheme may be exercised within one month (or such longer period as the Board may permit) of such notification.

(2)	For the purposes of sub-clause (1) above, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.

(3)

If any person becomes bound or entitled to acquire Shares under Section 428 or 429 of the Companies Act 1985, of if under Section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other Company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Board shall forthwith notify every Participant thereof and any option granted under the Scheme may, subject to sub-clauses (3), (4) and (6) of Clause 4 above, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiration thereof.

6.	Variation of Capital

(1)	In the event of any increase or variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue, or sub-division, consolidation or reduction or otherwise, the Board may make such adjustments as it considers appropriate under sub-clause (2) below.

(2)	An adjustment made under this sub-clause shall be to one or more of the following:

(a)	the number of Shares specified in Clause 3(1) above;

(b)	the number of Shares in respect of which any option granted under the Scheme may be exercised;

(c)	the subscription price payable for each Share under any such option;

(d)	where any such option has been exercised but no Shares have been allotted pursuant to such exercise, the number of Shares which may be so allotted and the subscription price payable for each such Share.

(3)	Except in the case of a capitalisation issue, no adjustment under sub-clause (2) above shall be made without the prior confirmation in writing by the auditors for the time being of the Company that it is in their opinion fair and reasonable.

(4)	An adjustment under sub-clause (2) above may have the effect of reducing the subscription price payable for each Share under an option less than the nominal value of such Share, but only if and to the extent that the Board shall be authorised by the members of the Company to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of each Share in respect of which the option is exercised and which is to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Share; and so that on exercise of any option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

(5)	As soon as reasonably practicable after making any adjustment under sub-clause (2) above, the Board shall give notice in writing thereof to any Participant affected thereby.

7.	Employee Subject to USA Taxation

(1)	In connection with the grant of any option under the Scheme to an Employee who is, or is expected to become, subject to taxation in the United States of America:

(a)	an Incentive Stock Option means an option granted under the Scheme which qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954 (as amended) and regulations thereunder (the “Code”) and a Non-Qualifying Option shall mean an option granted under the Scheme which is not to be an Incentive Stock Option;

(b)	at or before the grant of an option to any such Employee, the Board may specify whether the option is to be an Incentive Stock Option or a Non-Qualifying Option provided that an Incentive Stock Option may only be granted to an Employee who is also an employee, within the meaning of Section 421, 422A and 3401(c) of the Code, of the Company or a Subsidiary of the Company within the meaning of Section 425(f) of the Code (“Subsidiary Corporation”);

(c)	no person shall be granted an option which is to be an Incentive Stock Option which would, at the time it is granted, cause the aggregate fair market value for United States tax purposes of the Shares which he may acquire in pursuance of that Incentive Stock Option and any other Incentive Stock Option previously granted to that person in the same calendar year to exceed US$1,000,000 plus any unused limited carry over to such year as determined under Section 422A of the Code;

(d)	Incentive Stock Options may be exercised by a Participant only in the order in which they were granted and accordingly any Incentive Stock Option shall by its terms preclude its exercise while there is outstanding any other Incentive Stock Option which was granted to the same Participant before the granting of such option;

(e)	notwithstanding the provisions of Clause 2(3) above, the price at which any Shares may be acquired upon the exercise of any Incentive Stock Option granted under the Scheme shall not be less than the fair market value for United States tax purposes of that Share as at the Grant Date;

(f)	notwithstanding any other provision of the Scheme, in so far as it has not previously been exercised and has not lapsed pursuant to the Scheme an Incentive Stock Option shall lapse upon the earliest of the following:

(a)	the date six months after a Participant ceases to be an Employee by reason of sickness, injury or disability, if such sickness, injury or disability shall cause the option holder to be disabled within the meaning of Section 422A(c)(9) of the Code;

(b)	the date three months after a Participant ceases to be an Employee by reason of retirement or redundancy or by reason of sickness, injury or disability which does not cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

(c)	the date on which the Subsidiary Corporation by which a Participant is employed ceases to be a member of the Group or the undertaking by which he is employed is transferred to a transferee who is not a member of the Group unless the Directors shall exercise their discretion under Clause 4(4)(b) above in which case an Incentive Stock Option shall lapse on the date three months after the Subsidiary Corporation or the date three months after the Subsidiary Corporation or undertaking employing the Participant ceases to be part of the Group;

(d)	the date on which a Participant ceases to be an Employee for any reason other than those set out in sub-paragraphs (a), (b) and (c) above;

(g)	no person shall be granted an option which is to be an Incentive Stock Option if he owns (either directly or indirectly within the meaning of Section 425(d) of the Code) stock possessing more than 10 per cent of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporation within the meaning of Section 422 (A)(b)(6) of the Code, unless the option is granted at a price per Share of at least 110 per cent of the fair market value of the Shares subject to the option and such option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

8.	Cash Equivalent

(1)	Where an option granted under the Scheme has been exercised by any person in respect of any number of Shares, and those Shares have not yet been allotted to him in accordance with Clause 4(8) above, the Board on behalf of the Company may determine that, in substitution for his right to acquire such number of those Shares as the Board may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of Shares.

(2)	The cash equivalent of a Share is the amount by which the Board’s opinion of the market value of a Share on the day last preceding the date on which the option was exercised (or, if at the relevant time the Shares were listed in The Stock Exchange Daily Official List, the middle-market quotation of a Share, as derived from that List, on the dealing day last preceding that date) exceeds the price at which any Share may be acquired by the exercise of the option.

(3)	Subject to sub-clause (4) below, as soon as reasonably practicable after a determination has been made under sub-clause (1) above that a person shall be paid a sum in substitution for his right to acquire any number of Shares:

(a)	he shall be paid that sum in cash, and

(b)	if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

(4)	If the Board in its discretion so decides:

(c)	the whole or part of the sum payable under sub-clause (3)(a) above shall, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for Shares at a price equal to the market value (or, as the case may be, the middle-market quotation) by reference to which the cash equivalent is calculated, or in purchasing Shares, or partly in one way and partly in the other, and

(d)	subject to Clause 4(9) above, the Company shall allot to him the Shares so subscribed for.

(5)	Where the person in question is or has been an employee of a Subsidiary but not of the Company, any payment under this Clause shall be made either by the Subsidiary or by the Company acting as agent for the Subsidiary, and in the latter case the Subsidiary shall forthwith reimburse the Company the amount of the payment.

(6)	There shall be made from any payment under this Clause such deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.

9.	Alterations

(1)	Subject to sub-clause (2) below, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any option granted under it, in any respect.

(2)	Subject to sub-clause (3) below, no alteration or addition to the advantage of Participants shall be made under sub-clause (1) above to the provisions of Clause 1(1)(c), 2(2), 2(3), 2(6), 2(7), 4(2), 4(3), 4(4), 4(6) or 4(10) above, or of this Clause, without the prior approval by ordinary resolution of the members of the Company in general meeting and no alteration or addition to the advantage of the Participants shall be made under sub-clause (1) above to the provisions of Clauses 2(7) and 3 without the retrospective approval by ordinary resolution of the members of the Company in general meeting.[5]

(3)	Sub-clause (2) above shall not apply to any alteration or addition which:

(a)	is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation, or to take account of the occurrence of any of the events mentioned in Clause 5 above or to obtain or maintain favourable taxation treatment of the Company, any Subsidiary or any Participant, and

(b)	does not affect the basic principles of the Scheme.

(4)	As soon as reasonably practicable after making any alteration or addition under sub-clause (1) above, the Board shall give notice in writing thereof to any Participant affected thereby.

10.	Miscellaneous

(1)	The Company shall at all times keep available such number of authorised but unissued Shares as the Board may consider sufficient for the purposes of the Scheme.

(2)	The rights and obligations of any individual under the terms of his office or employment with the Company or a Subsidiary shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any option under the Scheme as a result of such termination.

(3)	It is a condition that the right of exercise by a Participant, either by himself or by his personal representative, of any option granted under the Scheme shall be subject to the Board, at its entire discretion, being satisfied as to the efficiency and performance of the Participant as the employee of the Company. In the event that the Board elects to exercise its discretion hereunder it shall inform the Participant of the extent of such disallowance within 7 days of receiving notice of the exercise or deemed exercise of the option.

(4)	The Board may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedure for administration and implementation of the Scheme as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Scheme, or of any such rule, regulation or procedure, or as to any question or right arising from or related to the Scheme, the decision of the Board shall be final and binding upon all persons.

(5)	The Company and any Subsidiary may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purpose of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by section 153 of the Companies Act 1985.

(6)	In any matter in which they are required to act under the Scheme, the auditors of the Company shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950 to 1979 shall not apply hereto.

(7)	Any notice or other communication under or in connection with the Scheme may be given by personal delivery or by sending the same by post, in the case of a company to its registered office, and in the case of an individual to his last known address or, where he is an employee of the Company or a Subsidiary, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his employment, and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

APPENDIX D

SENETEK

NO. 2  EXECUTIVE SHARE OPTION

SCHEME

FOR NON EXECUTIVE DIRECTORS AND

CONSULTANTS

RULES

(These Rules were amended by resolutions passed by the members at AGMs of the Company  held in 1997 and 2000. Each amendment is deemed to take effect from the date on which the resolution  in respect of such amendment was passed).

THE SENETEK NO. 2  EXECUTIVE SHARE OPTION SCHEME

1.	Definitions and Interpretation

(1)	In this Scheme, unless the context otherwise requires:

(a)	“Board” means the Board of Directors of the Company or a committee appointed by such Board of Directors;

(b)	“Company” means Senetek plc (registered in England No. 1759068);

(c)	“Executive” means a Director or Consultant of the Company or a Subsidiary;

(d)	“Grant Date” in relation to an option means the date on which the option was granted;

(e)	“Participant” means a person who holds an option granted under the Scheme;

(f)	“Scheme” means the Senetek No. 2 Executive Share Option Scheme as herein set out but subject to any alterations or additions made under Clause 9 below;

(g)	“Share” means an ordinary share in the capital of the Company;

(h)	“Subsidiary” means a body corporate which is subsidiary of the Company within the meaning of section 736 of the Companies Act 1985.

(2)	Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified extended or re-enacted.

2.	Grant of Options

(1)	Subject to sub-clauses (4) and (5) below and to Clause 3 below, the Board may grant to any Executive (in such form and manner as the Board may from time to time prescribe) an option to subscribe for Shares upon the terms set out in the Scheme and upon other terms as the Board may specify.

(2)	There shall be no monetary consideration for the grant of any option under the Scheme, and accordingly any such option shall be granted under seal.

(3)	Subject to Clauses 6 and 7 below, the price at which any Share may be subscribed by the exercise of an option granted to any person under the Scheme shall be determined by the Board before the grant thereof, provided that:

(a)	the price shall not be less than the market value (within the meaning of part VIII of the Capital Gains Tax Act 1979) of a Share on the Grant Date[1]; and

(b)	the price shall not be less than the nominal value of a Share.

(4)	The grant of any option under the Scheme shall be subject to obtaining any approval or consent required under any securities or exchange control laws, or any regulations or enactment which may have application to the Company, any Subsidiary, or any Executive in relation to the option.

(5)	No option shall be granted under the Scheme in breach of the current provisions of the Model Rules set out in the Model Code for Securities Transactions by Directors of Listed Companies issued by The Stock Exchange in November 1984.

(6)	Subject to Clause 4(3) below, an option granted under the Scheme to any person shall not be capable of being transferred by him and shall lapse forthwith if it is so transferred or if he is adjudicated bankrupt.

(7)	The grant of any option under the Scheme must be made on or before 1st December 2005.[2]

3.	Limits

(1)	Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 4,000,000.

4.	Exercise of Options

(1)	The exercise of any option granted under the Scheme shall be effected in such form and manner as the Board may from time to time prescribe.

(2)	Subject to sub-clauses (3) and (4) below and to Clause 5 below, an option granted under the Scheme may not be exercised before the first anniversary of the Grant Date.

(3)	If any participant dies before exercising an option granted to him under the Scheme and at a time when he is either an Executive or entitled to exercise the option by virtue of sub-clause (4) below, the options may (and must, if at all) be exercised within 12 months after the date of his death.

(4)	If any Participant ceases to be an Executive (otherwise than by reason of his death) the following provisions apply in relation to any option granted to him under the Scheme:

(a)	if he ceases by reason of injury, disability, redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978) or retirement on reaching pensionable age (within the meaning of Schedule 20 of the Social Security Act 1975) or any other age at which he is bound to retire in accordance with the terms of his contract of employment or office, the option may (and subject to sub-clause (3) above must, if at all) be exercised within the period which shall expire 12 months after his so ceasing;

(b)	if he so ceases for any other reason, the option may not be exercised at all unless the Board shall so permit, in which event it may (and subject to sub-clause (3) above must, if at all) be exercised to the extent permitted and subject to any conditions imposed by the Board within the period which shall expire 12 months after his so ceasing;

and if the Board is satisfied that the Participant is about to cease to be an Executive as mentioned in paragraph (a) or (b) above on any date, the option may to the extent permitted by the Board be exercised within the period of 28 days immediately preceding that day.

(5)	A Participant shall not be treated for the purpose of sub-clause (4) above as ceasing to be an Executive until he ceases to be a Director or Consultant of the Company and any Subsidiary, and a Participant (being a woman) who ceases to be an Executive by reason of pregnancy or confinement and who exercises her right to return to work under section 45 of the Employment Protection (Consolidation) Act 1978 before exercising an option under the Scheme shall be treated for those purposes as not having ceased to be an Executive.

(6)	Notwithstanding any other provision of the Scheme, an option granted under the Scheme may not be exercised on or after the expiration of the period of 7 years beginning with the Grant Date.

(7)	A Participant shall not be eligible to exercise an option under the Scheme at any time unless, subject to sub-clauses (3) and (4) above, he is at that time an Executive.

(8)	Subject to sub-clause (9) below, within 30 days after an option under the Scheme has been exercised, the Board on behalf of the Company shall allot to the Participant the number of Shares in respect of which the option has been exercised.

(9)	The allotment of any shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Clause 2(4) above.

(10)	All Shares allotted under the Scheme shall rank pari passu in all respects with the Shares for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of the allotment.

(11)	Upon demand by the Company, a Participant shall deliver to the Board prior to the delivery of any Shares to be acquired under the Scheme a written representation that such Shares are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares (and before the relevant option has ceased to be capable of being exercised) shall be a condition precedent to the rights of the Participant to receive Shares. The certificates for such Shares may bear an appropriate legend to ensure compliance with legal requirements.

5.	Takeover, Reconstruction and Winding-up

(1)	If any person obtains control of the Company (within the meaning of section 534 of the Income and Corporation Taxes Act 1970) as a result of making an offer to acquire Shares, the Board shall within 7 days of becoming aware thereof notify every Participant thereof and, subject to sub-clauses (3), (4) and (6) of Clause 4 above, an option granted under the Scheme may be exercised within one month (or such longer period as the Board may permit) of such notification.

(2)	For the purposes of sub-clause (1) above, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.

(3)	If any person becomes bound or entitled to acquire Shares under Section 428 or 429 of the Companies Act 1985, or if under Section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other Company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Board shall forthwith notify every Participant thereof and any option granted under the Scheme may, subject to sub-clauses (3), (4) and (6) of Clause 4 above, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiration thereof.

6.	Variation of Capital

(1)	In the event of any increase or variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue, or sub-division, consolidation or reduction or otherwise, the Board may make such adjustments as it considers appropriate under sub-clause (2) below.

(2)	An adjustment made under this sub-clause shall be to one or more of the following:

(a)	the number of Shares specified in Clause 3(1) above;

(b)	the number of Shares in respect of which any option granted under the Scheme may be exercised;

(c)	the subscription price payable for each Share under any such option;

(d)	where any such option has been exercised but no Shares have been allotted pursuant to such exercise, the number of Shares which may be so allotted and the subscription price payable for each such Share.

(3)	Except in the case of a capitalisation issue, no adjustment under sub-clause (2) above shall be made without the prior confirmation in writing by the auditors for the time being of the Company that it is in their opinion fair and reasonable.

(4)	An adjustment under sub-clause (2) above may have the effect of reducing the subscription price payable for each Share under an option to less than the nominal value of such Share, but only if and to the extent that the Board shall be authorised by the members of the Company to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of each Share in respect of which the option is exercised and which is to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Share; and so that on exercise of any option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

(5)	As soon as reasonably practicable after making any adjustment under sub-clause (2) above, the Board shall give notice in writing thereof to any Participant affected thereby.

7.	Executives subject to USA Taxation

(1)	In connection with the grant of any option under the Scheme to an Executive who is, or is expected to become, subject to taxation in the United States of America:

(a)	an Incentive Stock Option means an option granted under the Scheme which qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954 (as amended) and regulations thereunder (the “Code”) and a Non-Qualifying Option shall mean an option granted under the Scheme which is not to be an Incentive Stock Option;

(b)	at or before the grant of any option to any such Executive, the Board may specify whether the option is to be an Incentive Stock Option or a Non-Qualifying Option provided that an Incentive Stock Option may only be granted to an Executive who is also an employee within the meaning of Section 421, 422A and 3401(c) of the Code of the Company or a Subsidiary of the Company which is also a subsidiary corporation of the Company within the meaning of Section 425(f) of the Code (“Subsidiary Corporation”);

(c)	no person shall be granted an option which is to be an Incentive Stock Option which would, at the time it is granted, cause the aggregate fair market value for United States tax purposes of the Shares which he may acquire in pursuance of that Incentive Stock Option and any other Incentive Stock Option previously granted to that person in the same calendar year to exceed US$1,000,000 plus any unused limited carry over to such year as determined under Section 422A of the Code;

(d)	Incentive Stock Options may be exercised by a Participant only in the order in which they were granted and accordingly any Incentive Stock Option shall by its terms preclude its exercise while there is outstanding any other Incentive Stock Option which was granted to the same Participant before the granting of such option;

(e)	notwithstanding the provisions of Clause 2(3) above, the price at which any Shares may be acquired upon the exercise of any Incentive Stock Option granted under the Scheme shall not be less than the fair market value for United States tax purposes of that Share as at the Grant Date;

(f)	notwithstanding any other provision of the Scheme, in so far as it has not previously been exercised and has not lapsed pursuant to the Scheme an Incentive Stock Option shall lapse upon the earliest of the following:

(a)	the date six months after a Participant ceases to be an Executive by reason of sickness, injury or disability, if such sickness, injury or disability shall cause the option holder to be disabled within the meaning of Section 422A(c)(9) of the Code;

(b)	the date three months after a Participant ceases to be an Executive by reason of retirement or redundancy or by reason of sickness, injury or disability which does not cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

(c)	the date on which the Subsidiary Corporation by which a Participant is employed ceases to be a member of the Group or the undertaking by which he is employed is transferred to a transferee who is not a member of the Group unless the Directors shall exercise their discretion under Clause 4(4)(b) above in which case an Incentive Stock Option shall lapse on the date three months after the Subsidiary Corporation or the date three months after the Subsidiary Corporation or undertaking employing the Participant ceases to be part of the Group;

(d)	the date on which a Participant ceases to be an Executive for any reason other than those set out in sub-paragraphs (a), (b) and (c) above;

(g)	no person shall be granted an option which is to be an Incentive Stock Option if he owns (either directly or indirectly within the meaning of Section 425(d) of the Code) stock possessing more than 10 per cent of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporation within the meaning of Section 422(A)(b)(6) of the Code, unless the option is granted at a price per Share of at least 110 per cent of the fair market value of the Shares subject to the option and such option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

8.	Cash Equivalent

(1)	Where an option granted under the Scheme has been exercised by any person in respect of any number of Shares, and those Shares have not yet been allotted to him in accordance with Clause 4(8) above, the Board on behalf of the Company may determine that, in substitution for his right to acquire such number of those Shares as the Board may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of Shares.

(2)	The cash equivalent of a Share is the amount by which the Board’s opinion of the market value of a Share on the day last preceding the date on which the option was exercised (or, if at the relevant time the Shares were listed in The Stock Exchange Daily Official List, the middle-market quotation of a Share, as derived from that List, on the dealing day last preceding that date) exceeds the price at which any Share may be acquired by the exercise of the option.

(3)	Subject to sub-clause (4) below, as soon as reasonably practicable after a determination has been made under sub-clause (1) above that a person shall be paid a sum in substitution for his right to acquire any number of Shares:

(a)	he shall be paid that sum in cash, and

(b)	if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

(4)	If the Board in its discretion so decides:

(a)	the whole or part of the sum payable under sub-clause (3)(a) above shall, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for Shares at a price equal to the market value (or, as the case may be, the middle-market quotation) by reference to which the cash equivalent is calculated, or in purchasing Shares, or partly in one way and partly in the other, and

(b)	subject to Clause 4(9) above, the Company shall allot to him the Shares so subscribed for.

(5)	Where the person in question is or has been a Director or Consultant of a Subsidiary but not of the Company, any payment under this Clause shall be made either by the Subsidiary or by the Company acting as agent for the Subsidiary, and in the latter case the Subsidiary shall forthwith reimburse the Company the amount of the payment.

(6)	There shall be made from any payment under this Clause such deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.

9.	Alterations

(1)	Subject to sub-clause (2) below, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any option granted under it, in any respect.

(2)	Subject to sub-clause (3) below, no alteration or addition to the advantage of Participants shall be made under sub-clause (1) above to the provisions of Clause 1(1)(c), 2(2), 2(3), 2(6), 2(7), 3, 4(2), 4(3), 4(4), 4(6) or 4(10) above, or of this Clause, without the prior approval by ordinary resolution of the members of the Company in general meeting.

(3)	Sub-clause (2) above shall not apply to any alteration or addition which:

(a)	is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation, or to take account of the occurrence of any of the events mentioned in Clause 5 above or to obtain or maintain favourable taxation treatment of the Company, any Subsidiary or any Participant, and

(b)	does not affect the basic principles of the Scheme.

(4)	As soon as reasonably practicable after making any alteration or addition under sub-clause (1) above, the Board shall give notice in writing thereof to any Participant affected thereby.

10.	Miscellaneous

(1)	The Company shall at all times keep available such number of authorised but unissued Shares as the Board may consider sufficient for the purposes of the Scheme.

(2)	The rights and obligations of any individual under the terms of his office or employment with the Company or a Subsidiary shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any option under the Scheme as a result of such termination.

(3)

The Board may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedure for administration and implementation of the Scheme as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Scheme, or of any such rule, regulation or procedure, or as to any question or right arising from or related to the Scheme, the decision of the Board shall be final and binding upon all persons.

(4)	The Company and any Subsidiary may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purpose of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by section 153 of the Companies Act 1985.

(5)	In any matter in which they are required to act under the Scheme, the auditors of the Company shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950 to 1979 shall not apply hereto.

(6)	Any notice or other communication under or in connection with the Scheme may be given by personal delivery or by sending the same by post, in the case of the Company to its registered office, and in the case of an individual to his last known address, or where he is a Director or employee of the Company or a Subsidiary, either to his last know address or the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

SENETEK PLC

Instructions to The Bank of New York, as Depositary

(Must be received prior to the close of business on December     , 2003)

The undersigned registered holder of American Depositary Receipts of Senetek PLC acknowledges receipt of a copy of the Annual Report and the Proxy Statement and hereby requests and instructs the Bank of New York, as Depositary, revoking any instructions previously given, to endeavor, in so far as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipts of Senetek PLC registered in the name of the undersigned on the books of the Depositary as of the close of business October     , 2003, at the Annual Meeting of the Shareholders of Senetek PLC to be held at the Napa Valley Marriott Hotel, 3425 Solano Avenue, Napa, California at 10:00 a.m. Pacific Standard Time, on                             , 2003, and at any adjournment or postponement thereof, to appoint Mr. Frank Massino and Mr. Bradley Holsworth, and each of them, as proxies, each with full power of substitution, and to authorize each of them to represent and to vote all of the Deposited Securities represented by such Receipts, in the manner indicated on the reverse side of this voting instruction card, and in their discretion on such other matters as may properly be presented at the Meeting and any adjournment or postponement thereof of which the Company was not aware at least 45 days prior to the mailing of this proxy statement to shareholders, and against the election of any candidate properly nominated by Heiko or Uwe Thieme for election to the Board of Directors, including Peter Stockfisch.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THE VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE BANK OF NEW YORK, AS DEPOSITARY, WILL VOTE THE DEPOSITED SECURITIES AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THE DEPOSITED SECURITIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED ON THIS VOTING INSTRUCTION CARD AND FOR ITEMS 4 THROUGH 9. THE DEPOSITED SECURITIES WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OF WHICH THE COMPANY WAS NOT AWARE AT LEAST 45 DAYS PRIOR TO THE MAILING OF THE PROXY STATEMENT TO SHAREHOLDERS, AND AGAINST THE ELECTION OF ANY CANDIDATE PROPERLY NOMINATED BY HEIKO OR UWE THIEME FOR ELECTION TO THE BOARD OF DIRECTORS, INCLUDING PETER STOCKFISCH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THIS VOTING INSTRUCTION CARD AND FOR THE APPROVAL OF ITEMS 4 THROUGH 9.

NOTE:

Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the description of the matter or resolution on the voting instruction card.

SENETEK PLC

P.O. BOX 11296

NEW YORK, N.Y. 10203-0296

To change your address, please mark this box.    ☐    Address

To include any comments, please mark this box.    ☐    Comments

Please complete and date this proxy on the reverse side and

return it promptly in the accompanying envelope.

* DETACH VOTING INSTRUCTION CARD HERE *

☐ Mark, sign, date and return the voting instruction card promptly using the enclosed envelope.	☐ Votes must be indicated in black or blue ink.

ORDINARY BUSINESS
		For	Against	Abstain
1.	To re-elect George Fellows as a Director.	☐	☐	☐

2.	To re-elect Kevin J. McCarthy as a Director.	☐	☐	☐

3.	To re-elect Anthony Williams as a Director.	☐	☐	☐

4.	To receive Senetek plc’s annual accounts for the financial year ended December 31, 2002 together with the last directors’ report and auditors’ report on those accounts, and to approve the last directors’ remuneration report.	☐	☐	☐

5.	To appoint BDO Seidman, LLP and BDO Stoy Hayward as the Company’s independent auditors at a remuneration determined by the directors.	☐	☐	☐

SPECIAL BUSINESS

6.

THAT the rules of the Senetek No. 1 Executive Share Option Scheme for Employees (the “No. 1 Plan”) be varied by deleting Clause 3 in its entirety and substituting it with the following:

“Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 6,000,000.”

		☐	☐	☐

7.

THAT the rules of the Senetek No. 2 Executive Share Option Scheme for non Executive Directors and Consultants (the “No. 2 Plan”) be varied by deleting Clause 3 in its entirety and substituting it with the following:

“Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 4,000,000.”

		☐	☐	☐

8.	THAT all grants of options previously made under the No. 1 Plan and No. 2 Plan (the “Plans”) be deemed to have been made in accordance with the rules of such Plans as amended in accordance with the respective resolutions 6 and 7 above.	☐	☐	☐

9.

THAT the Articles of Association of Senetek plc, be amended by deleting the first sentence of Article 83 and substituting it with the following:

“Each Director shall be paid out of the funds of the Company by way of fees for his services a sum not exceeding £10,000 per annum.”

		☐	☐	☐

SCAN LINE

The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.

Date	Share Owner sign here	Co-Owner sign here

SENETEK PLC

Form of Proxy

This proxy is solicited on behalf of the Board of Directors

I/We
BLOCK CAPITALS
of
ADDRESS

Being (a) member(s) of the above named Company, acknowledge receipt of a copy of the Annual Report and the Proxy Statement and, revoking any proxy previously given, hereby appoint Mr. Frank Massino and Mr. Bradley Holsworth, and each of them, as proxies, each with full power of substitution, and hereby authorize each of them to represent and to vote, in the manner indicated on the reverse side of this proxy card, all of the Ordinary shares of Senetek PLC held of record by the undersigned at the Annual General Meeting to be held on                             , 2003 at                 local time at the Napa Valley Marriott Hotel, 3425 Solano Avenue, Napa, California and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED ON THIS PROXY CARD AND FOR ITEMS 4 THROUGH 9. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OF WHICH THE COMPANY WAS NOT AWARE AT LEAST 45 DAYS PRIOR TO THE MAILING OF THE PROXY STATEMENT TO SHAREHOLDERS, AND AGAINST THE ELECTION OF ANY CANDIDATE PROPERLY NOMINATED BY HEIKO OR UWE THIEME FOR ELECTION TO THE BOARD OF DIRECTORS, INCLUDING PETER STOCKFISCH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THIS PROXY CARD AND FOR THE APPROVAL OF ITEMS 4 THROUGH 9.

Mark, sign, date and return the proxy card promptly using the enclosed envelope.

ORDINARY BUSINESS

		FOR	AGAINST	ABSTAIN
1	To re-elect George Fellows as a Director.	☐	☐	☐

2	To re-elect Kevin J. McCarthy as a Director.	☐	☐	☐

3	To re-elect Anthony Williams as a Director.	☐	☐	☐

4	To receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last director’s report and auditors’ report on those accounts, and to approve the last directors’ remuneration report.	☐	☐	☐

5	To appoint BDO Seidman, LLP and BDO Stoy Hayward as the Company’s independent auditors at a remuneration determined by the directors.	☐	☐	☐

SPECIAL BUSINESS
		FOR	AGAINST	ABSTAIN
6	THAT the rules of the “Senetek No. 1 Executive Share Option Scheme for Employees’ be varied by deleting Clause 3 in its entirety and substituting it with the following: “Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 6,000,000.”	☐	☐	☐

7	THAT the rules of the “Senetek No. 2 Executive Share Option Scheme for non-Executive Directors and Consultants” be varied by deleting Clause 3 in its entirety and substituting it with the following: “Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 4,000,000.”	☐	☐	☐

8	THAT all grants of options previously made under the No. 1 Plan and the No. 2 Plan (collectively, the “Plans”) be deemed to have been made in accordance with the rules of such Plans as amended in accordance with the respective resolutions 6 and 7 above.	☐	☐	☐

9	THAT the Articles of Association of the Company be amended by deleting the first sentence of Article 83 and substituting it with the following: “Each Director shall be paid out of the funds of the Company by way of fees for his services a sum not exceeding £10,000 per annum.”	☐	☐	☐

Date                                                                                        , 2003

NOTES:

1	Please indicate with an “X” in the appropriate space how you wish your votes to be cast.

2	In the case of a corporation this proxy must be under the Common Seal or under the hand of a duly authorised officer or attorney whose designation must be stated.

3	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy will be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order of which names stand in the Register of Members.

4	This proxy must reach the address of the Company’s registered office (a stamped addressed envelope is supplied) by not less than 48 hours before the Meeting.

Please use black or blue ink, and write legibly in block capitals.